                                                                EXHIBIT 10.10










                         SUMMIT HOLDING SOUTHEAST, INC.
                                RETIREMENT PLAN

                              AMENDED AND RESTATED
                          EFFECTIVE SEPTEMBER 1, 1997

                         SUMMIT HOLDING SOUTHEAST, INC.
                                RETIREMENT PLAN


                              AMENDED AND RESTATED
                          EFFECTIVE SEPTEMBER 1, 1997


                               TABLE OF CONTENTS

ARTICLE 1 -- INTRODUCTION........................................................................        1

         1.01 Establishment of Plan; Background..................................................        1
         1.02 Purpose............................................................................        2
         1.03 Plan Governs Distribution of Benefits..............................................        2

ARTICLE 2 -- DEFINITIONS.........................................................................        3

         Account.................................................................................        3
         Act or ERISA............................................................................        3
         Adjustment..............................................................................        3
         Affiliate...............................................................................        3
         Affiliated Sponsor......................................................................        3
         Annuity Starting Date...................................................................        3
         Authorized Leave of Absence.............................................................        3
         Beneficiary.............................................................................        4
         Board...................................................................................        4
         Break in Service........................................................................        4
         Code....................................................................................        5
         Committee...............................................................................        5
         Company.................................................................................        5
         Company Stock...........................................................................        5
         Company Stock Fund......................................................................        5
         Compensation............................................................................        5
         Credited Service........................................................................        6
         Distribution............................................................................        7
         Earnings................................................................................        7
         Effective Date..........................................................................        7
         Eligible Employee.......................................................................        7
         Employee................................................................................        7
         Employee Contributions..................................................................        7
         Employer................................................................................        7
         Employer Contributions..................................................................        7
         Employer Matching Contribution Account..................................................        7



                                     - i -
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
         Employer Matching Contributions.........................................................        8
         Employment..............................................................................        8
         Employment Commencement Date............................................................        8
         Entry Date..............................................................................        8
         Fiduciary...............................................................................        8
         Forfeiture..............................................................................        8
         Former Participant......................................................................        8
         Fund....................................................................................        8
         Highly Compensated Employee.............................................................        8
         Hour of Service.........................................................................        8
         Investment Fund.........................................................................        9
         Maternity or Paternity Leave............................................................        9
         Ninety-Day Period of Continuous Employment..............................................       10
         Non-highly Compensated Employee.........................................................       10
         Normal Retirement Date..................................................................       10
         One-Year Break in Service...............................................................       10
         Participant.............................................................................       10
         Period of Eligibility Service...........................................................       10
         Permanent Disability....................................................................       10
         Plan....................................................................................       10
         Plan Administrator or Administrator.....................................................       10
         Plan Year...............................................................................       10
         Pre-Tax Contribution Account............................................................       10
         Pre-Tax Contribution....................................................................       11
         Qualified...............................................................................       11
         Qualified Nonelective Contribution Account..............................................       11
         Qualified Nonelective Contribution......................................................       11
         Retirement..............................................................................       11
         Spouse..................................................................................       11
         Stock Bonus Contribution Account........................................................       11
         Stock Bonus Contribution................................................................       11
         Termination Date........................................................................       11
         Treasury Regulation.....................................................................       12
         Trust or Trust Agreement................................................................       12
         Trustee.................................................................................       12
         Valuation Date..........................................................................       12
         Voluntary After-Tax Contribution........................................................       12
         Voluntary After-Tax Contribution Account................................................       12
         Year of Eligibility Service.............................................................       12
         Other Rules.............................................................................       12

ARTICLE 3 -- PARTICIPATION.......................................................................       14

         3.01 Participation......................................................................       14
         3.02 Period of Eligibility Service......................................................       15
         3.03 Participation and Rehire...........................................................       16



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

         3.04 Acquisitions.......................................................................       16
         3.05 Not Contract for Employment........................................................       16
         3.06 Special Eligibility Rule for Stock Bonus Contribution..............................       16

ARTICLE 4 -- EMPLOYEE CONTRIBUTIONS; ROLLOVERS...................................................       18

         4.01 Employee Contributions.............................................................       18
         4.02 Elections Regarding Employee Contributions.........................................       18
         4.03 Change in Employee Contribution Percentage or Suspension of Contributions..........       19
         4.04 Deadline for Contributions and Allocation of Employee Contributions................       20
         4.05 Rollover Contribution..............................................................       20

ARTICLE 5 - EMPLOYER CONTRIBUTIONS...............................................................       22

         5.01 Employer Matching Contribution.....................................................       22
         5.02 Stock Bonus Contributions..........................................................       22
         5.03 Qualified Nonelective Contributions................................................       22
         5.04 Form and Timing of Contributions...................................................       23
         5.05 Forfeitures........................................................................       23

ARTICLE 6 -ACCOUNTS AND ALLOCATIONS..............................................................       24

         6.01 Participant Accounts...............................................................       24
         6.02 Allocation of Adjustments..........................................................       25
         6.03 Plan Expenses......................................................................       26
         6.04 Investment Funds and Elections.....................................................       26
         6.05 Errors.............................................................................       27
         6.06 Valuation For Purposes of Distributions............................................       27

ARTICLE 7 - VESTING..............................................................................       28

         7.01 Retirement.........................................................................       28
         7.02 Permanent Disability...............................................................       28
         7.03 Death..............................................................................       28
         7.04 Other Termination Date.............................................................       28
         7.05 Forfeitures........................................................................       29

ARTICLE 8 -- DISTRIBUTIONS.......................................................................       31

         8.01 Commencement of Distribution.......................................................       31
         8.02 Method of Distribution.............................................................       32
         8.03 Annuity Option for A&A Plan Benefits...............................................       32
         8.04 Special Rules Applicable to Annuity Distributions..................................       32
         8.05 Death Benefits.....................................................................       33
         8.06 Payment to Minors and Incapacitated Persons........................................       33
         8.07 Application for Benefits...........................................................       33
         8.08 Special Distribution Rules.........................................................       34

         8.09 Distributions Pursuant to Qualified Domestic Relations Orders......................       34
         8.10 Direct Rollovers...................................................................       35
         8.11 Participant Withdrawals After Age 59-1/2...........................................       36

ARTICLE 9 -- IN-SERVICE WITHDRAWALS; LOANS.......................................................       37

         9.01 Hardship Withdrawal of Account.....................................................       37
         9.02 Definition of Hardship.............................................................       37
         9.03 Maximum and Minimum Hardship Distribution..........................................       37
         9.04 Procedure to Request Hardship......................................................       39
         9.05 Authority to Establish Loan Program................................................       39
         9.06 Eligibility for Loans..............................................................       39
         9.07 Loan Amount........................................................................       39
         9.08 Maximum Number of Loans............................................................       39
         9.09 Assignment of Account..............................................................       40
         9.10 Interest...........................................................................       40
         9.11 Term of Loan.......................................................................       40
         9.12 Level Amortization.................................................................       40
         9.13 Directed Investment................................................................       40
         9.14 Other Requirements.................................................................       41
         9.15 Distribution of Loan...............................................................       41
         9.16 Suspension of Loan Repayments During Military Service..............................       41
         9.17 Valuation for Purposes of In-Service Withdrawals or Loans..........................       41
         9.18 Withdrawal from Voluntary After-Tax Contribution Account...........................       41
         9.19 Withdrawal from Rollover Account...................................................       42
         9.20 Withdrawal from Employer Matching Contribution Account.............................       42
         9.21 Other Rules for In-Service Distributions...........................................       42

ARTICLE 10 -- ADMINISTRATION OF THE PLAN.........................................................       43

         10.01 Named Fiduciaries.................................................................       43
         10.02 Board of Directors................................................................       43
         10.03 Trustee...........................................................................       43
         10.04 Committee.........................................................................       43
         10.05 Standard of Fiduciary Duty........................................................       46
         10.06 Claims Procedure..................................................................       46
         10.07 Indemnification of Committee......................................................       47

ARTICLE 11 -- AMENDMENT AND TERMINATION..........................................................       48

         11.01 Right to Amend....................................................................       48
         11.02 Termination and Discontinuation of Contributions..................................       48
         11.03 IRS Approval of Termination.......................................................       49

ARTICLE 12 -- SPECIAL DISCRIMINATION RULES.......................................................       50

         12.01 Small Business Job Protection Act.................................................       50
         12.02 Definitions.......................................................................       50

         12.03 Limit on Pre-Tax Contributions....................................................       53
         12.04 Average Actual Deferral Percentage................................................       55
         12.05 Special Rules For Determining Average Actual Deferral Percentage..................       56
         12.06 Distribution of Excess ADP Deferrals..............................................       57
         12.07 Average Actual Contribution Percentage............................................       58
         12.08 Special Rules For Determining Average Actual Contribution Percentages.............       59
         12.09 Distribution of Excess ACP Contributions..........................................       59
         12.10 Combined ACP and ADP Test.........................................................       61
         12.11 Order of Applying Certain Sections of Article 12..................................       62

ARTICLE 13 -- HIGHLY COMPENSATED EMPLOYEES.......................................................       63

         13.01 In General........................................................................       63
         13.02 Highly Compensated Employees......................................................       63
         13.03 Former Highly Compensated Employee................................................       63
         13.04 Definitions.......................................................................       63
         13.05 Other Methods Permissible.........................................................       65

ARTICLE 14 -- MAXIMUM BENEFITS...................................................................       66

         14.01 General Rule......................................................................       66
         14.02 Combined Plan Limitation..........................................................       67
         14.03 Definitions.......................................................................       68

ARTICLE 15 -- TOP HEAVY RULES....................................................................       70

         15.01 General...........................................................................       70
         15.02 Definitions.......................................................................       70
         15.03 Minimum Benefit...................................................................       71
         15.04 Combined Plan Limitation For Top Heavy Years......................................       72

ARTICLE 16 -- MISCELLANEOUS......................................................................       73

         16.01 Headings..........................................................................       73
         16.02 Action by Employer................................................................       73
         16.03 Spendthrift Clause................................................................       73
         16.04 Distributions Upon Special Occurrences............................................       73
         16.05 Discrimination....................................................................       74
         16.06 Release...........................................................................       74
         16.07 Compliance with Applicable Laws...................................................       74
         16.08 Agent for Service of Process......................................................       74
         16.09 Merger............................................................................       75
         16.10 Governing Law.....................................................................       75
         16.11 Adoption of the Plan by an Affiliated Sponsor.....................................       75
         16.12 Protected Benefits................................................................       77
         16.13 Location of Participant or Beneficiary Unknown....................................       77

       16.14 Qualified Military Service..........................................................       77

SCHEDULE A - AFFILIATED SPONSORS.................................................................       79


SCHEDULE B - PREDECESSOR EMPLOYERS...............................................................       80


SCHEDULE C - PRIOR EMPLOYER ACCOUNT..............................................................       81


SCHEDULE D - SPECIAL RULES APPLICABLE TO ANNUITY DISTRIBUTIONS...................................       82

                         SUMMIT HOLDING SOUTHEAST, INC.
                                RETIREMENT PLAN

                     AMENDED AND RESTATED SEPTEMBER 1, 1997


                                   ARTICLE 1

                                  INTRODUCTION

1.01       Establishment of Plan; Background.

           (a) Effective May 1, 1992, Summit Consulting, Inc. adopted the Summit Consulting, Inc. Retirement Plan (the "Prior Plan"). The Prior Plan was amended from time to time and at all times was maintained as a plan meeting the requirements of Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended, and of the Employee Retirement Income Security Act of 1974.

           (b) Summit Consulting, Inc., was a 100% subsidiary of Summit Holding Corporation and Summit Holding Corporation was owned by Employers Self Insurers Fund, a Florida group self-insurance fund ("ESIF"). ESIF entered into an Amended Plan of Conversion and Recapitalization approved by the Florida Department of Insurance on November 15, 1996, by ESIF's Board of Trustees on April 15, 1997 and by ESIF's eligible members on May 9, 1997 (the "Plan of Conversion"), pursuant to which, among other things, ESIF was converted into a stock insurance company (the "Conversion"), and all of ESIF's common stock was owned by Summit Holding Southeast, Inc., a Florida corporation ("SHSI"). Following the Plan of Conversion, Summit Consulting, Inc. remained a 100% subsidiary of Summit Holding Corporation, but Summit Holding Corporation became a 100% subsidiary of SHSI. Furthermore, effective as of the date of the Conversion, Summit Consulting, Inc. transferred sponsorship of the Prior Plan to SHSI (but Summit Consulting, Inc. continued to participate in the Prior Plan). Therefore, the amendment and restatement of this Plan is made by Summit Holding Southeast, Inc.

           (c) Effective September 1, 1997, the Prior Plan is continued in an amended and restated form as set forth in its entirety in this document (the "Plan"). Notwithstanding this general effective date, certain provisions of this Plan (as set forth in this document) shall have effective dates earlier than September 1, 1997.

1.02       Purpose.

           Summit Holding Southeast, Inc. intends to operate the Summit Holding Southeast, Inc. Retirement Plan for the purpose of enabling Eligible Employees of the Employer and their Beneficiaries to accumulate funds to provide for their retirement income requirements. The Plan is intended to qualify, and the Trust established pursuant to the related Trust Agreement is intended to be exempt from federal income tax, under the pertinent provisions of the Internal Revenue Code of 1986, as amended, and any successor Federal Income Tax statute of the same or similar effect.

1.03       Plan Governs Distribution of Benefits.

           The distribution of benefits for all Participants (whether employed by the Employer before or after the Effective Date) shall be governed by the provisions of this Plan. Nevertheless, early retirement benefits, retirement-type subsidies, or optional forms of benefit protected under Code Section 411(d)(6) ("Protected Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code, Treasury Regulations, authority issued by the Internal Revenue Service or judicial authority.



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


                                   ARTICLE 2

                                  DEFINITIONS

Certain terms of this Plan have defined meanings which are set forth in this Article and which shall govern unless the context in which they are used clearly indicates that some other meaning is intended.

Account shall mean the Account established and maintained by the Committee or Trustee for each Participant or their Beneficiaries to which shall be allocated each Participant's interest in the Fund. Each Account shall be comprised of the sub-accounts described in Section 6.01.

Act or ERISA shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

Adjustment shall mean, for any Valuation Date, the aggregate earnings, realized or unrealized appreciation, losses, expenses, and realized or unrealized depreciation of the Fund since the immediately preceding Valuation Date. The determination of the adjustment shall be made by the Trustee and shall be final and binding.

Affiliate shall mean the Company and any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Company; any trade or business which is under common control (as defined in Code Section 414(c)) with the Company; any organization which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o).

Affiliated Sponsor shall mean any corporation and any other entity that wishes to adopt this Plan; provided, however, that any such entity described in this paragraph must be designated by the Committee as an Affiliated Sponsor under the Plan. See Section 16.11 for provisions relating to an Affiliated Sponsor's adoption of the Plan. All Affiliated Sponsors, groups of employees designated as participating in the Plan by such Affiliated Sponsors (if not all employees), and the effective date of a company's designation as an Affiliated Sponsor shall be specified in Schedule A.

Annuity Starting Date shall mean the first day of the first period for which an account is payable as an annuity or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

Authorized Leave of Absence shall mean any temporary layoff or any absence authorized by the Employer under the Employer's standard personnel practices provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Participant returns within the period of authorized absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence to the extent required by federal law.

Beneficiary.

           (a) Unmarried Participants. For unmarried Participants, any individual(s), trust(s), estate(s), partnership(s), corporation(s) or other entity or entities designated by the Participant in accordance with procedures established by the Committee to receive any distribution to which the Participant is entitled under the Plan in the event of the Participant's death. The Committee may require certification by a Participant in any form it deems appropriate of the Participant's marital status prior to accepting or honoring any Beneficiary designation. Any Beneficiary designation shall be void if the Participant revokes the designation or marries. Any Beneficiary designation shall be void to the extent it conflicts with the terms of a qualified domestic relations order.

                    If an unmarried Participant fails to designate a Beneficiary or if the designated Beneficiary fails to survive the Participant and the Participant has not designated a contingent Beneficiary, the Beneficiary shall be the surviving descendants of the Participant (who shall take per stirpes) and if there are no surviving descendants, the Beneficiary shall be the Participant's estate. For the purposes of the foregoing sentence, the term "descendants" shall include any persons adopted by a Participant or by any of his descendants.

           (b) Married Participants. A married Participant's Beneficiary shall be his Spouse at the time of his death unless the Participant has designated a non-spouse Beneficiary (or Beneficiaries) with the written consent of his Spouse given in the presence of a notary public on a form provided by the Committee, or unless the terms of a qualified domestic relations order require payment to a non-spouse Beneficiary. A married Participant's designation of a non-spouse Beneficiary in accordance with the preceding sentence shall remain valid until revoked by the Participant or until the Participant marries a Spouse who has not consented to a designation in accordance with the preceding sentence.

For the purposes of this Section, revocation of prior Beneficiary designations will occur when a Participant (i) files a valid designation with the Committee; or (ii) files a signed statement with the Committee evidencing his intent to revoke any prior designations.

Board shall mean the Board of Directors of the Company.

Break in Service shall occur under the following circumstances:

         (i) The Eligible Employee ceases Employment due to discharge, quit, retirement or death and does not return to Employment for five or more consecutive years following such Termination Date.

         (ii) The Employee ceases Employment for any reason other than for those reasons described in subparagraph (i) above or subparagraph (iii) below and does not return to Employment for six or more consecutive years following such Termination Date.

         (iii) The Employee ceases Employment on account of Maternity or Paternity Leave and does not return to Employment for seven or more consecutive years following such Termination Date.

Code shall mean the Internal Revenue Code of l986, as amended. A reference to a specific provision of the Code shall include such provision and any applicable Treasury Regulation pertaining thereto.

Committee shall mean the Committee appointed by the Board under Article 10 to administer the Plan. This term is interchangeable with "Plan Administrator."

Company shall mean Summit Holding Southeast, Inc. and its successors and assigns which adopt this Plan.

Company Stock shall mean the voting common stock of the Company. The Company Stock is intended to constitute "Qualifying Employer Securities" as defined in ERISA Section 407(d)(5). It is hereby expressly provided that the Plan may acquire and hold Qualifying Employer Securities.

Company Stock Fund shall mean the portion of a Participant's Account which is invested in Company Stock as described in Section 6.04(e).

Compensation.

         (a) Compensation shall mean the an Eligible Employee's base pay and overtime earned after the Eligible Employee became a Participant in the Plan. Accordingly, Compensation shall exclude bonuses, commissions, the taxable value of any qualified or non-qualified stock option, reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits. Compensation shall include, however, Pre-Tax Contributions under this Plan and salary reduction pre-tax contributions to a ss.125 Plan maintained by the Employer

         (b) The annual Compensation of each employee taken into account under the Plan shall not exceed the limitations of Code
                  Section 401(a)(17) in effect as of the beginning of the Plan Year (e.g., $160,000 in 1997).

         (c) Prior to January 1, 1997, Compensation of certain related family members were aggregated as required by Code Section 414(q) and Code Section 401(a)(17). Effective January 1, 1997, aggregation of Compensation among certain family members is not longer required and is not applicable under the Plan.

Credited Service shall mean the number of years of service as an Employee of Employer measured in accordance with the following rules:

           (a) Except as provided below, an Employee shall receive Credited Service for the elapsed time of his Employment from the date on which the Employee first performs an Hour of Service for the Employer to his Termination Date. If a Participant earns Credited Service during two or more periods of Employment (which are not otherwise disregarded), all such periods of Credited Service shall be aggregated on the basis that 12 months of Credited Service equals one year of Credited Service. Any Credited Service less than a whole year shall be disregarded.

           (b) Break in Service. Credited Service shall not include any period of Employment which precedes a Break in Service if as of the first day of the Break in Service, the Employee is not vested in any portion of his Account.

           (c) Employment with Affiliated Sponsors; Predecessor Businesses. Credited Service shall not include any period of Employment with any Affiliated Sponsor prior to its designation as an Affiliated Sponsor or any period of Employment with a predecessor business prior to or its acquisition by Employer except to the extent provided in Schedule A or B and except as provided in paragraphs (a) and (b) above.

           (d) Military Service. Credited Service shall not include any period of service in the military; except to the extent such service is required to be credited under applicable federal law.

           (e) Employment with Affiliates. An Employee's service with an Affiliate shall be considered Employment with the Employer.

           (f) Double Counting Prohibited. Hours of Service earned under paragraphs (a) through (e) above shall be counted only once. Accordingly, an

                    Employee may earn only one year of Credited Service during any Plan Year.

Distribution shall mean payment by the Trustee to or for the benefit of a Participant, Spouse, Beneficiary or other person entitled to benefits as provided in this Plan.

Earnings shall have that meaning as defined in Section 4.01.

Effective Date shall mean September 1, 1997, the date of the Plan's amendment and restatement.

Eligible Employee shall mean, except for those Employees identified in the following sentence, all Employees employed by the Employer. The following Employees shall not be considered Eligible Employees:

         (i) any employee included in a collective bargaining unit for which a labor organization is recognized as collective bargaining agent unless such employee has been designated by the Committee as an "Eligible Employee" for the purposes of this Plan;

         (ii) any "leased employee," within the meaning of Code ss. 414(n)(2), with respect to the Employer or deemed employee under Code ss.414(o); or

         (iii) any Employee who is a nonresident alien and who does not receive earned income from the Employer which constitutes income from sources within the United States.

Employee shall mean any person employed by or on Authorized Leave of Absence from the Employer, and any person who is a "leased employee" within the meaning of Code ss. 414(n)(2) with respect to the Employer. However, if such "leased employees" constitute less than 20 percent of the Employer's combined non-highly compensated work force, within the meaning of Code ss. 414(n)(1)(C)(ii), the term "Employee" shall not include "leased employees" covered by a plan described in Code ss. 414(n)(5).

Employee Contributions shall mean Pre-Tax Contributions and Voluntary After-Tax Contributions.

Employer shall mean the Company and any Affiliated Sponsor. All Affiliated Sponsors are listed on Schedule A.

Employer Contributions shall mean Employer Matching Contributions, Stock Bonus Contributions and/or Qualified Nonelective Contributions.

Employer Matching Contribution Account shall mean the portion of a Participant's Account attributable to the Employer Matching Contributions, and the total of the

Adjustments which have been credited to or deducted from a Participant's Account with respect to such Employer Matching Contributions.

Employer Matching Contributions shall have that meaning as defined in Section 5.01.

Employment shall mean the active service of an Employee with the Employer.

Employment Commencement Date shall mean the date on which the Employee first performs an Hour of Service as defined in Department of Labor Regulations.

Entry Date shall mean the first day of each calendar month.

Fiduciary shall mean any party named as a Fiduciary in Article 10 of the Plan. Any party shall be considered a Fiduciary of the Plan only to the extent of the powers and duties specifically allocated to such party under the Plan.

Forfeiture.  See Section 5.05.

Former Participant shall have that meaning as defined in Section 3.03(a).

Fund shall mean the money and other properties held and administered by the Trustee in accordance with the Plan and Trust Agreement. If the Committee so directs, multiple trust funds may be established under this Plan, which together shall comprise the Fund hereunder.

Highly Compensated Employee shall have that meaning as defined in Article 13.

Hour of Service shall mean:

           (a) Each hour for which an Employee is paid, or entitled to payment, for performance of duties for an Employer or Employers.

           (b) Each hour for which an Employee is paid, or entitled to payment, by an Employer or Employers, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty, or leave of absence; provided that in no event, shall an Employee receive credit for more than 501 Hours of Service for any single continuous period of non-working time.

           (c) Each hour for which an Employee is absent from work by reason of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) the caring for a child referred to in paragraphs (i) through (iii) immediately following birth or placement. Hours credited under this paragraph shall be credited at the rate of eight (8) hours per day, but shall not, in the aggregate, exceed the number of hours required to prevent the Employee from incurring a One-Year Break in Service (a maximum of 501 hours) during the first computation period in which a One-Year Break in Service would otherwise occur; provided, however, that this rule shall apply only during the Plan Year in which the absence from work begins and the immediately following Plan Year. This paragraph (c) shall apply only to Participants who begin their absence from work for a reason specified in this paragraph (c) on or after the Effective Date.

           (d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Employers. These hours shall be credited to the Employee for the computation period or period to which the award or agreement pertains, rather than the computation period in which the award, agreement, or payment is made.

           (e) In lieu of the foregoing, an Employee who is not compensated on an hourly basis (such as salary, commission or piecework employees) shall be credited with 45 Hours of Service for each week (or 10 Hours of Service for each day) in which such Employee would be credited with Hours of Service in hourly pay. However, this method of computing Hours of Service may not be used for any Employee whose Hours of Service is required to be counted and recorded by any Federal law, such as the Fair Labor Standards Act. Any such method must yield an equivalency of at least 1,000 hours per computation period.

The following rules shall apply in determining whether an Employee completes an "Hour of Service":

           1.       The same hours shall not be credited under subparagraphs
                    (a) or (b) above, as the case may be, and subparagraph (c) above.

           2. The rules relating to determining hours of service for reasons other than the performance of duties and for crediting hours of service to particular periods of employment shall be those rules stated in Department of Labor regulations Title 29, Chapter XXV, subchapter C, part 2530, Sections 200b2(b) and 200b2(c), respectively.

Investment Fund shall mean the separate funds under the Trust Fund which are distinguished by their investment objectives.

Maternity or Paternity Leave shall mean the Employee's cessation of Employment on account of (i) the pregnancy of the Employee, (ii) the birth of the Employee's child, (iii) the child's placement with the Employee in connection with the Employee's adoption of such child, or (iv) caring for a child described in (i) through (iii) above immediately following the child's birth or placement. This definition shall be interpreted in accordance with Code Sections 410(a)(5)(E) and 411(a)(6)(E).

Ninety-Day Period of Continuous Employment shall have that meaning as defined in Section 3.02.

Non-highly Compensated Employee shall mean an Employee of the Employer who is not a Highly Compensated Employee.

Normal Retirement Date shall mean the date a Participant attains age sixty-five
(65).

One-Year Break in Service shall mean any Plan Year in which an Employee accrues 500 or fewer Hours of Service.

Participant shall mean an Employee who becomes eligible to participate in the Plan as provided in Article 3.

Period of Eligibility Service shall mean either a Ninety-Day Period of Eligibility Service or a Year of Eligibility Service, as the case may be.

Permanent Disability shall mean a disability of a Participant within the meaning of Code Section 72(m)(7), to the extent that the Participant is, or would be, entitled to disability retirement benefits under the federal Social Security Act or to the extent that the Participant is entitled to recover benefits under any long term disability plan or policy maintained by the Employer. The determination of whether or not a Permanent Disability exists shall be determined by the Committee and shall be substantiated by competent medical evidence.

Plan shall mean the Plan as set forth in this document together with any subsequent amendments hereto. See Section 1.01.

Plan Administrator or Administrator shall mean the Committee appointed by the Board pursuant to Article 10 to administer the Plan. All references in the Plan to the Administrator shall be deemed to apply to the Committee and vice versa. The Committee so appointed is hereby designated as the "Administrator" of the Plan within the meaning of Section 3(16) of the Act.

Plan Year shall be the calendar year.

Pre-Tax Contribution Account shall mean the portion of a Participant's Account attributable to Pre-Tax Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Pre-Tax Contributions.

Pre-Tax Contribution shall mean contributions made to the Plan during the Plan Year by the Employer, at the election of the Participant, in lieu of cash compensation and that are made pursuant to a salary reduction agreement. Such contributions are nonforfeitable when made and distributable only as specified in Article 8 or Article 9.

Qualified, as used in "qualified plan" or "qualified trust" shall mean a plan and trust which are entitled to the tax benefits provided respectively by Sections 401 and 501 of the Code, and related provisions of the Code.

Qualified Nonelective Contribution Account shall mean the portion of a Participant's Account attributable to Qualified Nonelective Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to Qualified Nonelective Contributions.

Qualified Nonelective Contribution shall have that meaning as defined in
Section 5.03.

Retirement shall mean the Termination Date of a Participant on or after his Normal Retirement Date.

Spouse shall mean the person who was married to the Participant (in a civil or religious ceremony recognized under the laws of the state where the marriage was contracted) immediately prior to the date on which payments to the Participant from the Plan begin. If the Participant dies prior to the commencement of benefits, Spouse shall mean a person who is married to a Participant (as defined in the immediately preceding sentence) on the date of the Participant's death. A Participant shall not be considered married to another person as a result of any common law marriage whether or not such common law marriage is recognized by applicable state law.

Stock Bonus Contribution Account shall mean the portion of a Participant's Account attributable to Stock Bonus Contributions, and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to such Stock Bonus Contributions.

Stock Bonus Contribution shall have that meaning as defined in Section 5.02.

Termination Date shall mean the first to occur of the following events:

         (a)      Voluntary resignation from service of the Employer; or

         (b)      Discharge from the service of the Employer by the Employer;
                  or

         (c)      Retirement; or

         (d)      Death; or

         (e) The first anniversary of the date the Employee ceases Employment for any reason not described above (e.g., vacation, holiday, sickness, disability, leave of absence, or layoff).

If, however, an Employee terminates his Employment on account of an event described in paragraphs (a) - (c) above and the Employee performs an Hour of Service within twelve months following such termination of Employment (or such lesser period as provided in Treasury Regulation ss. 1.410(a)-7(d)(iii)(B)), the Employee shall be considered as having been in active Employment during such period of absence for purposes of determining the Employee's eligibility to participate in the Plan and for purposes of determining the Employee's nonforfeitable interest in his Account Balance.

Treasury Regulation means regulations pertaining to certain Sections of the Code as issued by the Secretary of the Treasury.

Trust or Trust Agreement shall refer to the Fund established pursuant to one or more agreements of trust entered into between the Employer and one or more trustees (sometimes referred to as sub-trusts), which governs the creation and maintenance of the Fund, and all amendments thereto which may hereafter be made. It is expressly intended that (if the Committee so directs) multiple sub-trusts may be established under this Plan, which together shall comprise the Trust Fund hereunder and that all of the sub-trusts shall be considered to be a single trust fund for purposes of Section 1.414(1)- 1(b)(1) of the Treasury Regulations.

Trustee shall mean any institution or individual(s) who shall accept the appointment of the Committee to serve as Trustee pursuant to the Plan.

Valuation Date shall mean March 31, June 30, September 30 and December 31 of each Plan Year or such other day as selected by the Committee.

Voluntary After-Tax Contribution shall have the meaning as defined in Section 4.01(b).

Voluntary After-Tax Contribution Account shall mean the portion of a Participant's Account attributable to Voluntary After-Tax Contributions and the total of the Adjustments which have been credited to or deducted from a Participant's Account with respect to such Voluntary After-Tax Contributions.

Year of Eligibility Service shall have the meaning as defined in Section 3.02.

Other Rules. A defined term, such as "Retirement", will normally govern the definitions of derivatives therefrom, such as "Retire", even though such derivatives are not specifically defined and even if they are or are not initially capitalized. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Singular and plural nouns and pronouns shall be interchangeable as the factual context may allow or require. The words "hereof", "herein", "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

                                   ARTICLE 3

                                 PARTICIPATION

3.01       Participation.

           (a) Eligible Employees on the Effective Date. Any Eligible Employee who participated in the Prior Plan and who is in Employment with an Employer on the Effective Date shall continue their participation in this Plan as of the Effective Date.

           (b) Other Employees. An Eligible Employee who does not satisfy the requirements of paragraph (a) above and who is normally scheduled to work more than thirty (30) hours per week ("Full-Time Employee"), shall become a Participant in the Plan in accordance with Section 3.01(c) below. An Eligible Employee who does not satisfy the requirements of paragraph
                    (a) above and who is normally scheduled to work thirty (30) or fewer hours per week ("Part-Time Employee"), shall become a Participant in the Plan in accordance with Section 3.01(d) below. See Section 3.04 below for special rules that apply to new Employees following an acquisition.

           (c) Full-Time Employees. An Eligible Employee who is a Full-Time Employee shall become a Participant in the Plan on the Entry Date immediately following the later of (i) the date on which the Employee has completed a Ninety Day Period of Continuous Employment or (ii) the date the Employee becomes a member of the class of Eligible Employees.

           (d) Part-Time Employees. An Eligible Employee who is a Part-Time Employee shall become a Participant in the Plan for all purposes of the Plan on the Entry Date next following the later of (i) the date on which the Eligible Employee has both completed one Year of Eligibility Service and attained age 21 or (ii) the date the Employee becomes a member of the class of Eligible Employees.

           (e) Break in Service. If an Eligible Employee either (i) is not employed or (ii) is no longer an Eligible Employee on the earliest Entry Date on or after which such Employee satisfied the requirements described above, but returns to work or again becomes an Eligible Employee before incurring a Break in Service, such Eligible Employee shall commence participation on the next Entry Date after the date such Employee returns to work or again becomes an Eligible Employee. If the Employee returns to work or again becomes an Eligible Employee after a Break in Service, such Employee must again satisfy the requirements of Section 3.01.

           (f) Enrollment. An Eligible Employee who becomes eligible to participate in this Plan will be asked to follow certain procedures to enroll in the Plan, and pursuant to which he will designate Beneficiaries and may elect to make Pre-Tax Contributions. However, an Eligible Employee's participation in the Plan shall not be contingent upon completion of such enrollment process.

3.02       Period of Eligibility Service.

           (a) Ninety Day Period of Eligibility Service. A Full-Time Employee shall complete a Ninety Day Period of Continuous Employment.

           (b) Year of Eligibility Service. A Year of Eligibility Service is determined under the 1,000 Hours of Service method. Accordingly, a Part-Time Employee shall receive one Year of Eligibility Service upon completing a twelve consecutive month period of Employment during which the Part-Time Employee earns at least 1,000 Hours of Service. The initial twelve month period shall be the twelve consecutive month period commencing on the Part-Time Employee's date of hire or rehire. If the Part-Time Employee fails to complete 1,000 Hours of Service during this 12 month period, the Part-Time Employee shall receive a Year of Eligibility Service upon completing at least 1,000 Hours of Service during a Plan Year (commencing with the Plan Year during which the Part-Time Employee's first anniversary of his date of hire occurs).

           (c) Break in Service. For purposes of this Article 3, an Employee shall not receive credit for any period of Employment which precedes a Break in Service if, at the time of the Break in Service, the Employee had never been a Participant in the Plan.

           (d) Authorized Leave of Absence. A period during which an Employee is on Authorized Leave of Absence shall not count towards the Employee's completion of the Period of Eligibility Service nor toward the Employee's Break in Service if such Employee resumes Employment immediately after the end of such Authorized Leave of Absence.

           (e) Transfer of Employment from an Affiliate. If an Employee transfers employment directly from an Affiliate (that does not participate in this Plan) to an Employer, such Employee shall receive credit toward the Employee's Period of Eligibility Service under this Plan for such Employee's Hours of Service with the Affiliate.

3.03       Participation and Rehire.

           (a) Status as a Participant. A Participant's participation in the Plan shall continue until the Participant's Termination Date. On or after his Termination Date, the Employee shall be known as a "Former Participant" and his benefits shall thereafter be governed by the provisions of Article 8. The individual's status as a Former Participant shall cease as of the date the individual ceases to have any balance in his Account. If a Participant ceases to be an Eligible Employee but does not have a Termination Date, then such person shall continue to be known as a "Participant," but shall not be eligible to make Pre-Tax Contributions and shall not be eligible to receive Employer Contributions.

           (b) Rehire of Person who was a Participant in this Plan. An Eligible Employee who was a Participant in this Plan at the time of his Termination Date and who is subsequently rehired by an Employer, shall be eligible to participate in this Plan on the date of his rehire or, if later, on the date he becomes an Eligible Employee.

3.04       Acquisitions.

           If a group of persons becomes employed by an Employer (or any of its subsidiaries or divisions) as a result of an acquisition of another employer, the Committee shall determine whether and to what extent employment with such prior employer shall be treated as eligibility service for purposes of Section 3.02, the applicable Entry Date (or special entry date) for such acquired employees, and any other terms and conditions which apply to eligibility to participate in this Plan. Such terms and conditions shall be set forth in Schedule A or Schedule B to this Plan by action of the Committee. Except to the extent required by law, employees of an acquired business which is not identified in Schedule A or Schedule B shall be treated as having first accrued an Hour of Service as of the date of the Employer's acquisition of such business.

3.05       Not Contract for Employment.

           Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ, nor shall any Employee, upon dismissal from or voluntary termination of his employment, have any right or interest in the Fund, except as herein provided.

3.06       Special Eligibility Rule for Stock Bonus Contribution.

           See Section 1.01 for background regarding the Conversion and Plan of Conversion. Each Eligible Employee in Employment as of the Conversion (expected to be May 28, 1997) ("Conversion Date") shall become a Participant in the Plan as of the Conversion Date regardless of whether the Eligible Employee had completed a Period of Eligibility Service. The purpose of this special eligibility rule is to allow all Eligible Employees who are in Employment on the Conversion Date to share in the one-time Stock Bonus Contribution (see Section 5.02). All Eligible Employees hired after the Conversion Date shall not become a Participant until such Eligible Employees have satisfied the requirements of Section 3.01.

                                   ARTICLE 4

                       EMPLOYEE CONTRIBUTIONS; ROLLOVERS


4.01     Employee Contributions.

         Except during periods of suspension as set forth in Section 4.03(b), a Participant may elect to make Pre-Tax Contributions, Voluntary After-Tax Contributions, or both by means of payroll deduction, as provided below.

         (a) Pre-Tax Contributions. A Participant may contribute as a Pre-Tax Contribution any whole percentage from 1% to 16% of his Earnings during any Plan Year. It is expressly intended that, to the extent allowable by law, Pre-Tax Contributions shall not be included in the gross income of the Participant for income tax purposes and shall be deemed contributions under a cash or deferred arrangement pursuant to Code ss.401(k).

         (b) Voluntary After-Tax Contributions. A Participant may elect to make after-tax contributions to the Plan which are known as Voluntary After-Tax Contributions. A Participant may contribute as an After-Tax Contribution any whole percentage of the Participant's Earnings during the Plan Year up to 16% less the percentage of Earnings the Participant elects to contribute to the Plan as a Pre-Tax Contribution. The Committee may, at any time, suspend the making of further Voluntary After-Tax Contributions or reduce the maximum percentage of Earnings that may be contributed to the Plan as a Voluntary After-Tax Contribution. A Participant may make a Voluntary After-Tax Contribution without making a Pre-Tax Contribution and vice versa. However, no Employer Matching Contribution will be made on Voluntary After-Tax Contributions.

         (c) The Committee may establish guidelines and rules in order to effectuate the provisions of this Section.

         (d) Earnings. For this purpose, "Earnings" means Compensation, as defined in paragraph (a) of the definition set forth in
                  Article 2, and by disregarding paragraph (b) of such definition. Earnings prior to becoming a Participant are ignored.

4.02     Elections Regarding Employee Contributions.

         (a) Procedure for Making Elections. Elections by a Participant to make Employee Contributions to the Plan shall be made in writing on a form prescribed by the Committee (or by such other means as determined by the Committee) and by designating on such form the percentage of Earnings that will be contributed as a Pre-Tax Contribution and/or Voluntary After-Tax Contribution during each pay period. The election to make Employee Contributions shall be effective on the first payroll period of the calendar quarter that is at least 30 days after the Employer receives such election form (or such smaller number of days as determined by the Committee on a nondiscriminatory basis). However, Participants who complete an election form within 30 days of becoming a Participant may commence to make Pre-Tax Contributions effective on the first day of the Participant's normal pay period (or as soon as reasonably practicable thereafter) after the Employer receives such election form.

         (b) Additional Limitations of Employee Contributions. Pre-Tax Contributions and Voluntary After-Tax Contributions shall be subject to the limitations described in Section 12.02 (maximum dollar contribution limit), Section 12.03 (ADP non-discrimination test) and Article 14 (Code ss. 415 limit).

4.03     Change in Employee Contribution Percentage or Suspension of
         Contributions.

         (a) Change of Contribution Percentage. A Participant may increase or decrease the percentage of his Earnings contributed as a Pre-Tax Contribution or Voluntary After-Tax Contribution once each calendar quarter by delivery of written notice to the Committee (or by such other means as determined by the Committee). In order to be effective, the Participant must notify the Committee at least 30 days prior to the date that the increase or decrease will become effective (or such lesser number of days as determined by the Committee on a nondiscriminatory basis).

         (b) Suspension of Contributions. A Participant may suspend his Pre-Tax Contributions and/or Voluntary After-Tax Contributions at any time by properly completing a form prescribed by the Committee. The suspension of Pre-Tax Contributions and/or Voluntary After-Tax Contributions will be effective on the first day of the Participant's normal payroll period that begins 30 days after the Participant delivers the completed form to the Committee. A Participant may resume making Pre-Tax Contributions and/or Voluntary After-Tax Contributions on or after the calendar quarter which is after the effective date of such suspension of contributions and only after informing the Committee in writing at least 30 days prior to the date on which the Pre-Tax Contributions and/or Voluntary After-Tax Contributions are to resume. The Committee, on a nondiscriminatory basis, may prescribe a lesser number of days on which the suspension or resumption of Pre-Tax Contributions and/or Voluntary After-Tax Contributions is to be effective. A Participant's Employee Contributions shall automatically be suspended beginning on the first payroll period that commences after the Participant is not in receipt of Earnings, the Participant's layoff or the Participant's Authorized Leave of Absence without pay. A Participant may continue to make Voluntary After-Tax Contributions even though the Participant has suspended the contribution of Pre-Tax Contributions and vice versa.

         (c)        Other Rules.

                   (1) See Section 9.03 for circumstances under which a Participant's Pre-Tax Contributions and Voluntary After-Tax Contributions could be suspended for a period of at least 12 months after such Participant receives a hardship distribution.

                   (2)     In order to satisfy the provisions of Article 12 and
                           Article 14, the Committee may from time to time either temporarily suspend the Employee Contributions of Participants or reduce the maximum permissible Employee Contribution that may be made to the Plan by Employees.

                   (3) Any reduction, increase, or suspension of Pre-Tax Contributions described in this Article 4.03 shall be made in such manner as the Committee may prescribe from time to time consistent with the provisions of this Article.

4.04     Deadline for Contributions and Allocation of Employee Contributions.

         Employee Contributions shall be deducted by the Employer from the Participant's Earnings and paid to the Trustee as promptly as possible after the end of each regular pay period but in no event later than 15 business days after the end of the month in which such Employee Contributions have been retained by the Employer.

4.05     Rollover Contribution.

         (a) Without regard to any limitation on contributions set forth in this Article, an Eligible Employee may, if the Committee consents (based on non-discriminatory criteria), transfer to the Trustee during any Plan Year cash, provided such cash:

                   (1) was received by the Participant from a Qualified Plan maintained by a previous employer of the Participant and qualifies as a rollover contribution within the meaning of Code ss. 402(c)(4);

                   (2) was received by the Participant from an individual retirement account or individual retirement annuity and qualifies as a rollover contribution within the meaning of Code ss. 408(d)(3)(A)(ii)

         (b) Such cash shall be held by the Trustee in the Employee's Rollover Account. All such amounts so held shall at all times be fully vested and nonforfeitable. Such amounts shall be distributed to the Eligible Employee after his Termination Date in the manner provided in Article 8.

         (c) Unless the Committee determines otherwise, the Company Stock Fund will not be available for balances in the Rollover Account.

                                   ARTICLE 5

                             EMPLOYER CONTRIBUTIONS


5.01     Employer Matching Contribution.

         (a)        Amount and Allocation of Employer Matching Contribution.
                    The Employer Matching Contribution shall be equal to 75% of a Participant's Pre-Tax Contributions made during each payroll period. However, such Employer Matching Contribution will not exceed six percent (6%) of the Participant's Compensation for such payroll period (ignoring compensation earned before becoming a Participant).

         (b) Make-Up Contribution. If a Participant is unable to continue contributing to the Plan because the Participant has reached the maximum contribution limit of Section 12.03 (Code Section 402(g)), the Employer shall nevertheless make the Employer Matching Contribution described in subparagraph (a) above on behalf of such Participant, in the manner determined by the Committee, until the Participant's Employer Matching Contribution for the Plan Year is equal to 75% of a Participant's Pre-Tax Contributions made during such Plan Year. However, such Employer Matching Contribution will not exceed six percent (6%) of the Participant's annual Compensation (ignoring compensation earned before becoming a Participant).

5.02     Stock Bonus Contributions.

         (a) Allocation of 100 Shares of Company Stock. As soon as practicable following the effective date of the Conversion (as described below), each Participant shall receive an allocation of 100 shares of Company Stock. Such stock shall be allocated to the Participant's Stock Bonus Contribution Account.

         (b) Conversion. See Section 1.01 for background regarding the Conversion. In general, the Conversion referred to above is the act of the Employers Self Insurers Fund, a Florida group self-insurance fund, converting to a stock insurance company on or about May 28, 1997.

5.03     Qualified Nonelective Contributions.

         In the sole discretion of the Board, an additional Employer Contribution may be made to the Plan which shall be known as a "Qualified Nonelective Contribution". Such contribution shall be made in order to satisfy the requirements of Article 12, and shall be allocated to the Qualified Nonelective Contribution Accounts of those

         Non-highly Compensated Employees selected by the Committee at the time such Qualified Nonelective Contribution is made, or as soon thereafter as possible.

5.04     Form and Timing of Contributions.

           (a) Employer Contributions shall be made in cash or in Qualifying Employer Securities. Employer Matching Contributions and Stock Bonus Contributions shall be delivered to the Trustee on or before the date prescribed by the Code for filing the Employer's federal income tax return, including authorized extensions. Qualified Nonelective Contributions shall be delivered to the Trustee on or before the last day of the twelfth month following the close of the Plan Year to which the contribution relates.

           (b) Except as provided in this Section 5.05, all Employer Contributions shall be irrevocable, shall never inure to the benefit of any Employer, shall be held for the exclusive purpose of providing benefits to Participants and their Beneficiaries (and contingently for defraying reasonable expenses of administering the Plan), and shall be held and distributed by the Trustees only in accordance with this Plan.

           (c) Upon an Employer's request and to the extent permitted by the Code and other applicable laws and regulations thereunder, a contribution (either Employee or Employer Contribution) which was made by a mistake in fact, or conditioned upon the initial qualification of the Plan under Codess.401(a) or upon the deductibility of the contribution underss.404 of the Code shall be returned to the Employer within one year after the payment of the contribution, the denial of the Plan's initial qualification, or the disallowance of the deduction (to the extent disallowed) whichever is applicable. All contributions to this Plan are expressly conditioned on the deductibility of such contributions under Code Section 404 and on the initial qualification of the Plan.

5.05      Forfeitures.

          Forfeitures shall first be applied to restore amounts previously forfeited pursuant to Section 7.05(c). Thereafter any remaining Forfeitures shall be applied to reduce Plan administrative expenses and/or reduce Employer Contributions. See Section 7.05 to determine when a forfeiture of a Participant's Account occurs.

                                   ARTICLE 6

                            ACCOUNTS AND ALLOCATIONS


6.01     Participant Accounts.

           (a) Individual Account Plan. This Plan is an "individual account plan," as that term is used in ERISA. A separate Account shall be maintained for each Participant, former Participant or Beneficiary, so long as he has an interest in the Trust Fund.

           (b) Sub-Accounts. Each Account shall be divided (as appropriate) into the following parts and sub-parts:

                    (1) The Pre-Tax Contribution Account, which shall reflect Pre-Tax Contributions contributed to this Plan and any Adjustments thereto.

                    (2) The Stock Bonus Contribution Account, which shall reflect Stock Bonus Contributions contributed to this Plan and any Adjustments thereto.

                    (3) The Employer Matching Contribution Account, which shall reflect Employer Matching Contributions contributed to this Plan and any Adjustments thereto.

                    (4) The Rollover Account, which shall reflect the value of all investments derived from the Participant's Rollover Contributions under this Plan and any Adjustments thereto.

                    (5) The Voluntary After-Tax Contribution Account, which shall reflect Voluntary After-Tax Contributions contributed to the Plan and any Adjustments thereto.

                    (6) The Qualified Nonelective Contribution Account, which shall reflect Qualified Nonelective Contributions contributed to this Plan and any Adjustments thereto.

                    The Committee may divide any Account into such additional sub-portions as the Committee deems to be necessary or advisable under the circumstances or to establish other accounts or sub-accounts as needed. The Committee may delegate the responsibility for the maintenance of any Account or sub-account(s).

           (c) Value of Account as of Valuation Date. As of each Valuation Date, each Participant's Account shall equal:

                    (1) his total Account as determined on the immediately preceding Valuation Date, plus

                    (2) his Employee Contributions added to his Account since the immediately preceding Valuation Date, plus

                    (3) his Employer Contributions added to his Account since the immediately preceding Valuation Date, plus

                    (4) his Rollover Contributions or amounts transferred to this Plan from the trustee of another Qualified plan and which were added to his Account since the immediately preceding Valuation Date, minus

                    (5) his Distributions, if any, since the immediately preceding Valuation Date, plus or minus

                    (6)      his allocable share of Adjustments.

6.02     Allocation of Adjustments.

         The Adjustment for each Investment Fund shall be calculated as of each Valuation Date. The Adjustment for a given Investment Fund shall be allocated to each Account invested in such Investment Fund in the proportion that each such Account bears to the total of all such Accounts. Such Valuation shall occur prior to the allocation of Employer Contributions, by taking into account (or reducing the Account by) 50% of the Participant's Employee Contributions, Rollover Contributions, loan repayments and transfers to this Plan from the trustee of another Qualified plan, by taking into account (or reducing the Account for) all Distributions, and Forfeitures, and by taking into account (or reducing the Account by) 50% of the Participant's new loans which for any of the above occurred since the prior Valuation Date.

         Any cash or stock dividend received on shares of Company Stock allocated to a Participant's Company Stock Fund shall be allocated to such Fund. The adjustment allocable to a Participant's directed investment of his or her loan shall be the interest payments made by the Participant with respect to such loan since the immediately preceding Valuation Date.

6.03     Plan Expenses.

         The Committee may direct that expenses attributable to general Plan administration be allocated among the Accounts of all Participants in proportion to their Account balances. Furthermore, to the extent permitted by ERISA, expenses attributable to a specific Participant's Account may be charged to that Participant's Account (for example, any brokerage commission attributable to Company Stock held in the Participant's Account that is purchased or sold at the direction of the Participant).

6.04     Investment Funds and Elections.

           (a) Election of Investment Funds. Each Participant shall direct, following such procedures as may be specified by the Committee, to have his Account allocated or reallocated among the Investment Funds.

           (b) Initial Investment Direction. A Participant's initial investment election must allocate his entire Account in 25% increments among the Investment Funds, as of the date of the directive, and all subsequent contributions to each sub-account for so long as the election remains in effect. An Employee who fails to make a proper investment election by the deadline established by the Committee for such purpose, shall be deemed to have elected to allocate the non-directed portion of his Account in the Investment Fund that, in the Committee's determination, best preserves principal.

           (c) Subsequent Elections. Investment elections will remain in effect until changed by a new election. New elections may be made by a Participant in 25% increments among the Investment Funds once each calendar quarter. New elections may change future allocations to the Participant's Account, may reallocate between the Investment Funds any amounts previously credited to the Participant's Account, or may leave the allocation of such prior amounts unchanged.

           (d) Investment Options. The Committee shall select such Investment Funds as are deemed appropriate and shall notify affected Participants of such Investment Funds. The Committee may modify, eliminate or select new Investment Funds from time to time and shall notify affected Participants of such changes and solicit new investment elections, if appropriate.

           (e) Company Stock Fund. The Investments Funds selected by the Committee shall include the Company Stock Funds described in (i) and (ii) below:

                    (i) Employee and Employer Contributions. Effective October 1, 1997, each Participant may elect to invest the Participant's Employee and Employer Contributions in the Company Stock Fund.

                    (ii) Stock Bonus Contribution Account. All amounts held in the Participant's Stock Bonus Contribution Account shall be allocated to the Company Stock Fund.

6.05     Errors.

         Where an error or omission is discovered in any Participant's Account, the Committee shall make appropriate corrective adjustments as of the end of the Plan Year in which the error or omission is discovered. If it is not practical to correct the error retroactively, then the Committee shall take such action in its sole discretion as may be necessary to make such corrective adjustments, provided that any such actions shall treat similarly situated Participants alike and shall not discriminate in favor of Highly Compensated Employees.

6.06     Valuation For Purposes of Distributions.

           (a) For the purposes of Article 8, each Participant's Account shall be valued as of the Valuation Date immediately preceding the Distribution of the Participant's Account.

           (b)      Notwithstanding paragraph (a) above and notwithstanding
                    Section 8.01, if the Committee in its discretion determines that there has been a significant change in the market value of the assets held in the Fund since the Valuation Date which precedes the proposed date of distribution, the Committee in its discretion and on a non-discriminatory basis may postpone the Distribution until a reasonable time following the next Valuation Date and shall use the value of the Account computed as of the later Valuation Date in determining the amount of the Distribution.

           (c) No person entitled to a Distribution shall receive interest or other earnings on the Account from the applicable Valuation Date described in subsection (a) or subsection
                    (b) above, to the date of actual Distribution to such person.

           (d) This Section 6.06 shall not apply to the valuation of Accounts for purposes of in-service withdrawals. Instead, see Section 9.17.

                                   ARTICLE 7

                                    VESTING


7.01     Retirement.

         A Participant who has a Termination Date on or after his Normal Retirement Date shall be 100% vested in his Account. Such Account will be distributed on the date and in the form specified in Article 8.

7.02     Permanent Disability.

         A Participant who has a Termination Date on account of Permanent Disability shall become 100% vested in his Account as of the date of such Permanent Disability and shall be entitled to a Distribution of his Account on the date and in the form specified in Article 8.

7.03     Death.

         A Participant who has a Termination Date on account of death shall become 100% vested in his Account. The Participant's Beneficiary shall receive a Distribution of such Account on the date and in the form specified in Article 8.

7.04     Other Termination Date.

         (a) In General. Upon a Participant's Termination Date for any reason other than Retirement, Permanent Disability or death, the Participant shall be entitled to the vested portion of his Account, which shall be distributed on the date and in the form specified in Article 8.

         (b) 100% Vesting in Employee Contributions and Certain Sub-Accounts. A Participant shall always be one hundred percent (100%) vested in his Pre-Tax Contribution Account, Voluntary After-Tax Contribution Account, Qualified Nonelective Contribution Account, and Rollover Account.

         (c) Vesting Schedule in Employer Contributions. Any Participant who terminates Employment for any reason other than Retirement, Permanent Disability or death shall be vested in his Stock Bonus Contribution Account and Employer Matching Contribution Account pursuant to the vesting schedule set forth below.

                  Years of Credited Service
                   as of Termination Date           Vested Percentage
                   ----------------------           -----------------
                      Less than 3 Years                        0%
                           3 Years                        33-1/3%
                           4 Years                        66-2/3%
                           5 Years                           100%

         (d) Prior Employer Account. See Schedule C for the vesting provisions applicable to a Participant's Prior Employer Account.

         (e) Forfeiture. That portion of the Participant's Account which is not vested upon the Participant's Termination Date shall be forfeited in accordance with Section 7.05.

7.05     Forfeitures.

         (a) No Distribution of Account Prior to Break in Service. A Participant who has a Termination Date but who does not receive a Distribution of his vested Account prior to incurring a Break in Service shall, upon incurring the Break in Service, forfeit the non-vested portion of his Account. If the terminated Participant resumes Employment with the Employer prior to incurring a Break in Service, then the Participant's entire Account, unreduced by any forfeiture, shall become his beginning Account on the date he resumes participation in the Plan.

         (b) Distribution of Vested Account Prior to Break in Service. A Participant who has a Termination Date and receives a Distribution of his entire vested Account prior to incurring a Break in Service, shall, upon such Distribution, forfeit the non-vested portion of his Account. A Participant who is not vested in any portion of his Account shall be deemed to have received a Distribution of his entire vested account upon his Termination Date and the Participant's non-vested Account shall be immediately forfeited.

         (c) Repayment of Account; Restoration of Non-Vested Account. Except as provided below, a Participant who is re-hired by the Employer shall have the right to repay to the Plan the portion of the Participant's Account which was previously distributed to him. In the event the Participant repays the entire Distribution he received from the Plan, the Employer shall restore the non-vested portion of the Participant's Account. A Participant's Account shall first be restored, to the extent possible, out of forfeitures under the Plan in the Plan Year in which he was reemployed. To the extent such forfeitures are insufficient to restore the Participant's Account, restoration shall be made from Employer Contributions. A Participant who was deemed to have received a Distribution of his vested Account (see subsection (b) above) shall be deemed to have repaid such vested Account if such Participant is rehired before incurring a Break in Service.

         (d) Restrictions of Repayment Account. Notwithstanding anything to the contrary in this Plan, a Participant shall not have the right to repay to the Plan the portion of his Account which was previously distributed to him after any of the following events: (i) the Participant incurs a Break in Service before returning to Employment, (ii) the Participant fails to repay the prior Distribution within five years after the Participant is re-employed by the Employer, or (iii) the Participant received a Distribution of his entire Account balance at the time of such earlier Distribution.

         (e) Allocation of Forfeitures. See Section 5.05 for the allocation of forfeitures.

                                   ARTICLE 8

                                 DISTRIBUTIONS


8.01     Commencement of Distribution.

         The Participant's Account shall be distributed at the earliest of the following dates:

         (a) Termination of Employment. If a Participant has a Termination Date other than on account of death, the Participant's Account will normally commence to be distributed no later than 90 days following the end of the calendar quarter in which such Participant requests a Distribution of his Account. Such request shall be made on a form provided by the Committee. See Section 8.01(c) for circumstances where the Participant's consent to a Distribution is not required.

         (b) Death. If a Participant has a Termination Date on account of death, the Participant's Account shall normally be distributed within 90 days after the Participant's death unless the particular facts and circumstances require a longer waiting period.

         (c) Consent of Participant. A Participant's consent to a Distribution of his Account shall not be required in the circumstances described below, and the Committee shall direct the Trustee to distribute the Participant's Account as provided below:

                  (i) Account Less Than $3,500. If the Participant's vested Account balance is less than or equal to $3,500 ($5,000 on or after January 1, 1998) at the time of the Distribution (as well as at the time of any Prior Distribution), such Account will normally be distributed in a lump sum no later than 90 days after the end of the calendar quarter in which such Termination Date occurred.

                  (ii)     Age 70-1/2. If a distribution is required under
                           Section 8.08 (relating to mandatory distributions for Participants age 70-1/2), the Participant's Account will be distributed as provided in such Section.

                  (iii) Retirement After Age 65. If a Participant has incurred a Termination Date and is age 65 or older, the Plan shall begin distribution of the Participant's Account no later than 60 days following the end of the Plan Year in which the Participant attains age 65 or, if later, within 60 days following the end of the Plan Year in which the Participant has a Termination Date.

         (d) In-Service Withdrawals. Hardship withdrawals (see Article 9) and age 59-1/2 distribution (see Section 8.11) shall normally commence no later than 90 days after such request is approved by the Committee.

         (e) Committee Direction to Trustee. The Committee shall issue directions to the Trustee concerning the recipient and the distribution date of benefits which are to be paid from the Trust pursuant to the Plan.

         (f) Committee Guidelines. The Committee may establish for administrative purposes, uniform and nondiscriminatory guidelines concerning the commencement of benefits.

8.02     Method of Distribution.

         (a) Except as provided in Section 8.03, the sole method of distribution of a Participant's Account (regardless of whether such distribution is made by reason of withdrawal or Termination Date) shall be payment in a single lump sum.

         (c)      Distributions shall be made in cash.

8.03     Annuity Option for A&A Plan Benefits.

         Assets (and applicable earnings) held in this Plan that were originally contributed to Thrift Plan for Employees of Alexander & Alexander Services, Inc. and Subsidiaries and transferred to this Plan shall be separately accounted for ("A&A Plan Benefits"). A Participant (or Beneficiary, if applicable) may elect to receive a distribution of his or her A&A Plan Benefits in a lump sum, in the form of a joint and survivor annuity (with or without a period certain), or in a single life annuity.

8.04     Special Rules Applicable to Annuity Distributions.

         This Section 8.04 shall apply to a Participant only if and when the Participant elects to receive an annuity distribution of the Participant's A&A Plan Benefit. After a Participant elects to receive a Distribution of his A&A Plan Benefit in the form of an annuity, the Participant's form of distribution and Beneficiary designation shall be governed by Schedule D to the extent inconsistent with this Article
         8. In addition, the notice requirement of Schedule D shall apply.

8.05     Death Benefits.

         (a)      Death Benefits If Section 8.04 Applies. If the provisions of
                  Section 8.04 apply to the Participant (i.e., the Participant previously elected to receive a Distribution of his or her A&A Plan Benefits in the form of an annuity) and the Participant dies prior to his Annuity Starting Date, the Participant's Account shall be distributed in accordance with the Pre-Retirement Survivor Annuity rules set forth in Schedule D.

         (b) Death Benefits if Section 8.04 Does Not Apply. If the provisions of Section 8.04 does not apply (i.e., the Participant has never elected to receive a Distribution of his or her A&A Plan Benefits in the form of an annuity) and the Participant dies, the Participant's vested Account shall be distributed to the Participant's Beneficiary in a lump sum. The Participant's Account will not be distributed in a joint and survivor annuity or single life annuity.

8.06     Payment to Minors and Incapacitated Persons.

         In the event that any amount is payable to a minor or to any person who, in the judgment of the Committee, is incapable of making proper disposition thereof, such payment shall be made for the benefit of such minor or such person in any of the following ways as the Committee, in its sole discretion, shall determine:

         (a) By payment to the legal representative of such minor or such person;

         (b)      By payment directly to such minor or such person;

         (c) By payment in discharge of bills incurred by or for the benefit of such minor or such person. The Trustee shall make such payments as directed by the Committee without the necessary intervention of any guardian or like fiduciary, and without any obligation to require bond or to see to the further application of such payment. Any payment so made shall be in complete discharge of the Plan's obligation to the Participant and his Beneficiaries.

8.07     Application for Benefits.

         The Committee may require a Participant or Beneficiary to complete and file with the Committee certain forms as a condition precedent to the payment of benefits. The Committee may rely upon all such information given to it, including the Participant's current mailing address. It is the responsibility of all persons interested in distributions from the Trust Fund to keep the Committee informed of their current mailing addresses.

8.08     Special Distribution Rules.

         (a) To the extent that the distribution rules described in this Section provide a limitation upon distribution rules stated elsewhere in this Plan, the distribution rules stated in this Section shall take precedence over such conflicting rules. However, under no circumstances shall the rules stated in this Section be deemed to provide distribution rights to Participants or their Beneficiaries which are more expansive or greater than the distribution rights stated elsewhere in this Plan. For example, if the Plan requires distributions to commence at age 65 for Participants who have terminated Employment, distributions must commence at age 65 and may not be delayed to age 70-1/2.

         (b) In no event may the distribution of a Participant's Account commence later than April 1 following the later of the calendar year in which the Participant (i) attains age 70-1/2 or (ii) terminates employment. However, a Participant who is a 5 Percent Owner (as defined in Section 13.04) must receive a distribution of his Account no later than April 1 following the calendar year in which the Participant attains age 70-1/2 (collectively the "required beginning date").

         (c) The entire interest of each Participant shall be distributed, beginning not later than the required beginning date, in a single lump sum or, if the provisions of Section 8.04 apply, in the manner described in Schedule D.

         (d) If a Participant dies before the required beginning date, the Participant's vested Account must be distributed in a lump sum within five years after the death of the Participant or, if the provisions of Section 8.04 apply, in the manner described in Schedule D.

         (e) Notwithstanding anything to the contrary herein, distributions under the Plan will comply with Treasury Regulations issued under Code Section 401(a)(9) and any other provisions reflecting Code Section 401(a)(9) as prescribed by the Commissioner of the Internal Revenue Service.

8.09     Distributions Pursuant to Qualified Domestic Relations Orders.

         Notwithstanding anything to the contrary in this Plan, a "qualified domestic relations order", as defined in Code Section 414(p), may provide that any amount to be distributed to an alternate payee may be distributed immediately even though the Participant is not yet entitled to a distribution under the Plan. The intent of this Section is to provide for the distribution of benefits to an alternate payee as permitted by Treasury Regulation 1.401(a)-13(g)(3).

8.10     Direct Rollovers.

         (a) In General. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the Distributee in a direct rollover.

          (b)     Definitions.

                  Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (iii) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                  Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                  Section 408(b) of the Code, an annuity plan described in
                  Section 403(a) of the Code, or a qualified trust described in
                  Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  Distributee. A Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                  Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         (c) Waiver of 30-day Notice. If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                  (1) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (2) the Participant, after receiving the notice, affirmatively elects a distribution.

8.11     Participant Withdrawals After Age 59-1/2.

         At any time after a Participant in active Employment attains age 59-1/2, such Participant may elect to withdraw all or part of his or her vested Account (including any earnings thereon). In no event shall a Participant be permitted to repay the amount of his or her in-service withdrawal. If the Participant withdraws only a portion of his or her vested Account, the Committee shall determine (in a nondiscriminatory manner) the source of the Accounts and Investment Funds from which the withdrawal shall be made. Participants must be in active Employment to request an age 59-1/2 withdrawal. A Participant may receive only one age 59-1/2 withdrawal each calendar year. A Participant who receives an age 59-1/2 withdrawal is not suspended from continuing or commencing to make (in accordance with the Plan) Pre-Tax contributions to the Plan.

                                   ARTICLE 9

                         IN-SERVICE WITHDRAWALS; LOANS


9.01     Hardship Withdrawal of Account.

         (a) In General. Any Participant may request the Committee to distribute to him part or all of his vested Account (other than amounts held in the Participant's Qualified Nonelective Contribution Account and certain earnings on the Participant's Account as provided below).

         (b) No Distribution of Earnings. Income or gain that is allocated to the Participant's Pre-Tax Contribution Account may not be distributed in a hardship withdrawal.

9.02     Definition of Hardship.

         Hardship shall mean an immediate and heavy financial need experienced by reason of:

         (a) Expenses of any accident to or sickness of such Participant, his Spouse or his dependents or expenses necessary to provide medical care for such Participant, his Spouse or his dependents;

         (b)      Purchase of a primary residence for such Participant;

         (c) Payment of tuition and related educational fees for the next twelve months of post-secondary education for the Participant, his Spouse, children or dependents;

         (d) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the Participant's principal residence; or

         (e) Other safe harbor financial hardships as commanded by Treasury Regulations or other regulatory or judicial authority in the firm and approved by the Committee.

9.03     Maximum and Minimum Hardship Distribution.

         A hardship distribution cannot exceed the amount required to meet the immediate financial need created by the hardship (after taking into account applicable federal, state, or local income taxes and penalties) and not reasonably available from other resources of the Participant. In order to ensure compliance with this requirement, the Committee may require the Participant to satisfy any or all of the provisions described below in (a), (b), or (c) below as a condition precedent to the Participant receiving a hardship distribution:

         (a) No Other Sources Available. Certification by the Participant on a form provided by the Committee for such purpose that the financial need cannot be relieved (1) through reimbursement or payment by insurance; (2) by reasonable liquidation of the Participant's assets; (3) by ceasing Employee Contributions under the Plan; (4) by other in-service distributions (including loans and other in-service withdrawals) under the Plan and under any other plan maintained by the Employer; or
                  (5) by borrowing from commercial lenders on reasonable commercial terms.

         (b) Receipt of all Distributions Available; Suspension of Future Contributions. Receipt by the Participant of all distributions that he is eligible to receive (including loans and other in-service withdrawals) under this Plan and under any other plan maintained by the Employer.

                  In addition, the Participant must agree to the following limitations and restrictions:

                  (1) The Participant's Pre-Tax Contributions and Voluntary After-Tax Contributions shall automatically be suspended beginning on the first payroll period that commences after such Participant requests and receives a hardship distribution. Such Participant may resume making Pre-Tax Contributions and/or Voluntary After-Tax Contributions only on the first day of a calendar month which is at least 12 months after the effective date of such suspension and only after informing the Committee in writing at least 30 days (or such lesser time as specified by the Committee) prior to the date on which the Pre-Tax Contributions and/or Voluntary After-Tax Contributions are to resume.

                  (2) The maximum Pre-Tax Contribution the Participant may make for the calendar year following his hardship distribution shall be reduced by the amount of Pre-Tax Contributions made by the Participant during the calendar year in which he received his hardship distribution.

                  (3) The Participant shall be prohibited under a legally enforceable agreement from making an employee contribution to this Plan and any other plan maintained by the Employer for at least 12 months after the receipt of the hardship distribution. For this purpose, the phrase "any other plan" includes all qualified and nonqualified plans of deferred compensation, stock option plans and stock purchase plans. It does not include a health or welfare plan including one that is part of a section 125 cafeteria plan.

         (c) Other. Any other condition or method approved by the Internal Revenue Service.

9.04     Procedure to Request Hardship.

         The request to receive a hardship distribution shall be made on such forms and following such procedures as the Committee may prescribe from time to time. Under no circumstances shall the Committee permit a Participant to repay to the Plan the amount of any withdrawal by a Participant under this Section.

9.05     Authority to Establish Loan Program.

         The Committee is authorized and directed to administer the loan program.

9.06     Eligibility for Loans.

         Loans shall be available to all Participants on a reasonably equivalent basis. For the purposes of receiving a loan, the term "Participant" shall include any Former Participant who is a "party in interest" as defined in ss.3(14) of ERISA.

9.07     Loan Amount.

         (a)      Minimum Loan.  No loan of less than $500 will be made.

         (b) Maximum Loan. A loan to any Participant (determined immediately after the origination of the loan) shall not exceed the lesser of:

                  (1) Fifty percent (50%) of the Participant's vested balance in his Account as of the Valuation Date with respect to which the loan is processed; or

                  (2) $50,000, reduced by the excess (if any) of (A) the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which such loan was made, over (B) the outstanding loan balance of loans from the Plan on the date on which the loan was made.

9.08     Maximum Number of Loans.

         No more than one loan may be outstanding at any time. Furthermore, at least ten days must elapse between the payoff of a loan and the request for a second loan.

9.09     Assignment of Account.

         Each loan shall be supported by the Participant's promissory note for the amount of the loan, including interest, payable to the order of the Trustee. In addition, each loan shall be supported by an assignment of fifty percent (50%) of the Participant's right, title and interest in and to his Account and shall be supported by any other reasonable security required by the Trustee.

9.10     Interest.

         Interest shall be charged on any such loan at a rate equivalent to the prime rate charged by a commercial lender at the beginning of the calendar quarter in which the loan is made plus one percent (1%).

9.11     Term of Loan.

         The maximum repayment term of any non-home loan is sixty (60) months. The maximum repayment term of any home loan is ten years. Except for Former Participants described in Section 9.06, the term of the loan may not extend beyond the Participant's Termination Date. The Committee may, in its discretion, establish a shorter repayment term than the maximum repayment term otherwise permitted under the Plan.

9.12     Level Amortization.

         Each loan shall provide for level amortization with payments to be made at such regular intervals as the Committee determines in its discretion, but not less frequently than once every three months over the term of the loan. Loans to Participants in active Employment shall be repaid through payroll deductions and the Participant shall be required to authorize such payroll deduction as a condition to receiving the loan.

9.13     Directed Investment.

         A Participant who requests a loan shall be deemed to have directed the Committee to invest assets held in his Account by the amount of the loan, and until such loan is repaid, such loan shall be considered a directed investment of the Participant's Account hereunder. The Plan monies which are used to fund the Participant loan shall be withdrawn first from a Participant's Voluntary After-Tax Contribution Account and second from a Participant's Investment Funds on a pro rata basis (other than from the Company Stock Fund) according to the value of the Investment Funds as of the Valuation Date coincident with or immediately preceding the date such loan is made. Amounts will be withdrawn from the Company Stock Fund only after all other Investment Funds have been depleted. Principal and interest payments on the loan will be allocated to the Participant's

         Investment Funds according to the Participant's investment election at the time of the payment. However, if the Participant does not have an investment election in place at the time of repayment, the principal and interest payments will be allocated to the Participant's Investment Funds on a pro rata basis based on the Participant's most recent investment election at the time of repayment.

9.14     Other Requirements.

         The Committee may establish such additional guidelines and rules as it deems necessary. Such guidelines and rules shall be set forth in the loan application and the terms specified in such loan application are hereby incorporated by reference in the Plan. The Committee may amend or modify the loan application as it deems necessary to carry out the provisions of this Article Nine.

9.15     Distribution of Loan.

         Loan proceeds will be distributed as soon as practicable after the loan is approved and after the Participant completes all documentation necessary to make such loan.

 9.16    Suspension of Loan Repayments During Military Service.

         The Committee may in its discretion suspend a Participant's obligation to make loan repayments as permitted under Section 414(u)(4) of the Internal Revenue Code.

9.17     Valuation for Purposes of In-Service Withdrawals or Loans.

         The Participant's Account for purposes of determining the amount of an in-service withdrawal or loan shall be determined as of the Valuation Date preceding the date the Committee approves the in-service distribution or loan. However, if the Committee in its discretion determines that there has been a significant change in the market value of the assets held in the Fund since the Valuation Date which precedes the proposed date of distribution, the Committee in its discretion and on a non-discriminatory basis may postpone the in-service distribution or loan until a reasonable time following the next Valuation Date and shall use the value of the Account computed as of the later Valuation Date in determining the amount of the distribution. Alternatively, the Committee may implement such other measures as it deems appropriate, including suspension of withdrawals or special valuations, to insure that each Participant's Account receives an appropriate allocation of income or loss.

9.18     Withdrawal from Voluntary After-Tax Contribution Account.

         Any Participant may request the Committee to distribute to him from 25% to 100% of his or her Voluntary After-Tax Contribution Account in 25% increments.

         Upon receipt of an in-service withdrawal from the Participant's Voluntary After-Tax Contribution Account, the Participant may not make additional Voluntary After-Tax Contributions to the Plan for six months from the date of such in-service withdrawal.

9.19     Withdrawal from Rollover Account.

         Any Participant may request the Committee to distribute to him from 25% to 100% of his or her Rollover Account in 25% increments. Upon receipt of an in-service withdrawal from the Participant's Rollover Account, the Participant may not make additional Pre-Tax Contributions or Voluntary After-Tax Contributions to the Plan for six months from the date of such in-service withdrawal.

9.20     Withdrawal from Employer Matching Contribution Account.

         Once every twenty-four month period, any Participant may request the Committee to distribute to him from 25% to 100% of his or her vested interest in the Participant's Employer Matching Contribution Account in 25% increments. Upon receipt of an in-service withdrawal from the Participant's Employer Matching Contribution Account, the Participant may not make additional Pre-Tax Contributions or Voluntary After-Tax Contributions to the Plan for six months from the date of such in-service withdrawal.

9.21     Other Rules for In-Service Distributions.

         (a) All in-service distributions shall me made in the form of a single lump sum cash distribution.

         (b) If the Participant withdraws only a portion of a vested Account, the Committee shall determine (in a nondiscriminatory manner) the source of the Accounts and Investment Funds from which the withdrawal shall be made (with amounts withdrawn from the Company Stock Fund last).

         (c) In no event shall a Participant be permitted to repay the amount of his or her in-service withdrawal.

         (d) The request to receive an in-service distribution shall be made on such forms and following such procedures as the Committee may prescribe from time to time.

                                   ARTICLE 10

                           ADMINISTRATION OF THE PLAN

10.01      Named Fiduciaries.

           The following parties are named as Fiduciaries of the Plan and shall have the authority to control and manage the operation and administration of the Plan:

                    (i)      The Company;

                    (ii)     The Board;

                    (iii)    The Trustee;

                    (iv)     The Committee.

           The Fiduciaries named above shall have only the powers and duties expressly allocated to them in the Plan and in the Trust Agreement and shall have no other powers and duties in respect of the Plan; provided, however, that if a power or responsibility is not expressly allocated to a specific named fiduciary, the power or responsibility shall be that of the Company. No Fiduciary shall have any liability for, or responsibility to inquire into, the acts and omissions of any other Fiduciary in the exercise of powers or the discharge of responsibilities assigned to such other Fiduciary under this Plan or the Trust Agreement.

10.02      Board of Directors.

           The Board shall have the power to appoint and remove the members of the Committee. The Board shall have no other responsibilities with respect to the Plan.

10.03      Trustee.

           The Trustee shall exercise all of the powers and duties assigned to the Trustee as set forth in the Trust Agreement. The Trustee shall have no other responsibilities with respect to the Plan.

10.04      Committee.

           (a) A Committee of one or more individuals shall be appointed by and serve at the pleasure of the Board to administer the Plan. Any Participant, officer, or director of the Employer shall be eligible to be appointed a member of the Committee and all members shall serve as such without compensation. Upon termination of his employment with the Employer, or upon ceasing to be an officer or director, if not an employee, he shall cease to be a member of the Committee. The Board shall have the right to remove any member of the Committee at any time, with or without cause. A member may resign at any time by written notice to the Committee and the Board. If a vacancy in the Committee should occur, a successor shall be appointed by the Board. The Committee shall by written notice keep the Trustee notified of current membership of the Committee, its officers and agents. The Committee shall furnish the Trustee a certified signature card for each member of the Committee and for all purposes hereunder the Trustee shall be conclusively entitled to rely upon such certified signatures.

           (b) The Board shall appoint a Chairman and a Secretary from among the members of the Committee. All resolutions, determinations and other actions shall be by a majority vote of all members of the Committee. The Committee may appoint such agents, who need not be members of the Committee, as it deems necessary for the effective performance of its duties, and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Committee deems expedient or appropriate. The compensation of such agents shall be fixed by the Committee; provided, however, that in no event shall compensation be paid if such payment violates the provisions of Section 408 of the Act and is not exempted from such prohibitions by Section 408 of the Act.

           (c) The Committee shall have complete control of the administration of the Plan with all powers necessary to enable it to properly carry out the provisions of the Plan. In addition to all implied powers and responsibilities necessary to carry out the objectives of the Plan and to comply with the requirements of the Act, the Committee shall have the following specific powers and responsibilities:

                    (1) To construe the Plan and Trust Agreement and to determine all questions arising in the administration, interpretation and operation of the Plan;

                    (2) To amend any or all of the provisions of the Plan and to terminate the Plan in whole or in part pursuant to the procedures provided hereunder;

                    (3) To decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan and Trust Agreement;

                    (4) To determine the benefits of the Plan to which any Participant, Beneficiary or other person may be entitled;

                    (5) To keep records of all acts and determinations of the Committee, and to keep all such records, books of accounts, data and other documents as may be necessary for the proper administration of the Plan;

                    (6) To prepare and distribute to all Plan Participants and Beneficiaries information concerning the Plan and their rights under the Plan, including, but not limited to, all information which is required to be distributed by the Act, the regulations thereunder, or by any other applicable law;

                    (7) To file with the Secretary of Labor such reports and additional documents as may be required by the Act and regulations issued thereunder, including, but not limited to, summary plan description, modifications and changes, annual reports, terminal reports and supplementary reports;

                    (8) To file with the Secretary of the Treasury all reports and information required to be filed by the Internal Revenue Code, the Act and regulations issued under each;

                    (9) To do all things necessary to operate and administer the Plan in accordance with its provisions and in compliance with applicable provisions of federal law; and

                    (10)     To appoint and remove the Trustee.

           (d) To enable the Committee to perform its functions, the Employer shall supply full and timely information of all matters relating to the compensation and length of service of all Participants, their retirement, death or other cause of , and such other pertinent facts as the Committee may require. The Committee shall advise the Trustee of such facts and issue to the Trustee such instructions as may be required by the Trustee in the administration of the Plan. The Committee and the Employer shall be entitled to rely upon all certificates and reports made by a Certified Public Accountant selected or approved by the Employer.
                    The Committee, the Employer and its officers and the Trustee, shall be fully protected in respect of any action suffered by them in good faith in reliance upon the advice or opinion of any accountant or attorney, and all action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.

10.05      Standard of Fiduciary Duty.

           Any Fiduciary, or any person designated by a Fiduciary to carry out fiduciary responsibilities with respect to the Plan, shall discharge his duties solely in the interests of the Participants and Beneficiaries for the exclusive purpose of providing them with benefits and defraying the reasonable expenses of administering the Plan. Any Fiduciary shall discharge his duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matter would use in the conduct of an enterprise of a like character and with like aims. Any Fiduciary shall discharge his duties in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act. Notwithstanding any other provisions of the Plan, no Fiduciary shall be authorized to engage in any transaction which is prohibited by Sections 408 and 2003(a) of the Act or
           Section 4975 of the Code in the performance of its duties hereunder.

10.06      Claims Procedure.

           Any Participant, Former Participant, Beneficiary, or Spouse or authorized representative thereof (hereinafter referred to as "Claimant"), may file a claim for benefits under the Plan by submitting to the Committee a written statement describing the nature of the claim and requesting a determination of its validity under the terms of the Plan. Within sixty (60) days after the date such claim is received by the Committee, it shall issue a ruling with respect to the claim.

           If special circumstances require an extension of time for processing, the Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Committee's decision on such appeal request beyond one hundred twenty (120) days following receipt of the actual request.

           If the claim is wholly or partially denied, written notice shall be furnished to the Claimant, which notice shall set forth in a manner calculated to be understood by the Claimant:

           (1)      The specific reason or reasons for denial;

           (2) Specific reference to pertinent Plan provisions on which the denial is based;

           (3) A description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

           (4)      An explanation of the claims review procedures.

           Any Claimant whose claim for benefits has been denied, may appeal such denial by resubmitting to the Committee a written statement requesting a further review of the decision within sixty (60) days of the date the Claimant receives notice of such denial. Such statement shall set forth the reasons supporting the claim, the reasons such claim should not have been denied, and any other issues or comments which the Claimant deems appropriate with respect to the claim.

           If the Claimant shall request in writing, the Committee shall make copies of the Plan documents pertinent to his claim available for examination of the Claimant.

           Within sixty (60) days after the request for further review is received, the Committee shall review its determination of benefits and the reasons therefor and notify the Claimant in writing of its final decision.

           If special circumstances require an extension of time for processing, the Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Committee's decision on such appeal request beyond one hundred twenty (120) days following receipt of the actual request.

           Such written notice shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent Plan provisions on which the decision is based. The Committee's decision of appeal may be reviewed by the Board, which shall have the right to overrule the Committee.

10.07 Indemnification of Committee. To the extent permitted under the Act, the Plan shall indemnify the Board and the Committee against any cost or liability which they may incur in the course of administering the Plan and executing the duties assigned pursuant to the Plan except for costs or liabilities attributable to gross and intentional negligence. The Employer shall indemnify the Committee and the members of the Board against any personal liability or cost not provided for in the preceding sentence which they may incur as a result of any act or omission in relation to the Plan or its Participants except for costs or liabilities attributable to gross and intentional negligence. The Employer may purchase fiduciary liability insurance to insure its obligation under this Section.

                                   ARTICLE 11

                           AMENDMENT AND TERMINATION

11.01      Right to Amend.

           The Company intends for the Plan to be permanent so long as the corporation exists; however, it reserves (through action of the Committee) the right to modify, alter, or amend this Plan or the Trust Agreement, from time to time, to any extent that it may deem advisable, including, but not limited to any amendment deemed necessary to insure the continued qualification of the Plan under Sections 40l(a) and 401(k) of the Code or to insure compliance with the Act; provided, however, that the Company shall not have the authority to amend this Agreement in any manner which will:

           (a) Permit any part of the Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries;

           (b) Cause or permit any portion of the funds to revert to or become the property of the Employer;

           (c) Change the duties, liabilities, or responsibilities of the Trustee without its prior written consent.

           See Section 16.11(c) regarding the power of an Affiliated Sponsor to amend or terminate the Plan.

11.02      Termination and Discontinuance of Contributions.

           The Company shall have the right at any time and for any reason to terminate this Plan (hereinafter referred to as "Plan Termination"). Upon Plan Termination, the Committee shall direct the Trustee with reference to the disposition of the Fund, after payment of any expenses properly chargeable against the Fund. The Trustee shall distribute all amounts held in Trust to the Participants and others entitled to Distributions based on each Participant's Account balance in the Plan. In the event that this Plan is partially terminated, then the provisions of this Section 11.02 shall apply, but solely with respect to the Employees affected by the partial termination. The termination of sponsorship of the Plan by any Affiliated Sponsor shall not affect the sponsorship of the Plan by the Company or any other Affiliated Sponsor.

11.03      IRS Approval of Termination.

           Notwithstanding Section 11.02, the Trustee shall not be required to make any Distribution from this Plan in the event of complete or partial termination until the authorized officials of the Internal Revenue Service shall have determined that there will be no liability against the Trustee by reason of such Distribution.

                                   ARTICLE 12

                          SPECIAL DISCRIMINATION RULES


12.01    Small Business Job Protection Act.

         Certain provisions of the Code Section 401(k) and 401(m) were modified as part of the Small Business Job Protection Act. This Article is not intended to serve as a formal election of the various testing methodologies available following such modifications. Instead, such elections will be made at the time the applicable testing is performed or as otherwise required in subsequent IRS pronouncements.

12.02    Definitions.

         Actual Contribution Percentage or ACP shall mean the ratio (expressed as a percentage) of (i) the sum of the Employer Matching Contributions and Voluntary After-Tax Contributions on behalf of the Participant for the Plan Year and, to the extent permitted in Treasury Regulations and elected by the Employer, the Participant's Qualified Elective Deferrals and Qualified Nonelective Contributions to (ii) the Participant's Compensation for the Plan Year. The Employer, on an annual basis, may elect to include or not to include Qualified Elective Deferrals and Qualified Nonelective Contributions in computing the ACP for a Plan Year. An Employer may elect on an annual basis to count a Participant's Employer Matching Contribution toward satisfying the required minimum contribution under Section 15.03 (minimum contribution for Non-Key Employees in a top-heavy plan) in lieu of including such contributions in the ACP. If a Participant (as defined below) does not receive an allocation of Employer Contributions for a Plan Year, such Participant's ACP for the Plan Year shall be zero.

         Actual Deferral Percentage or ADP shall mean the ratio (expressed as a percentage) of (i) the sum of Pre-Tax Contributions on behalf of a Participant for the Plan Year (excluding any Excess Deferrals by a Non-highly Compensated Employee) and, to the extent permitted in Treasury Regulations and elected by the Employer, the Participant's Qualified Nonelective Contributions to (ii) the Participant's Compensation for the Plan Year. The Employer, on an annual basis, may elect to include or not to include Qualified Nonelective Contributions in computing the ADP for a Plan Year. In the case of a Participant (as defined below) who does not make a Pre-Tax Contribution for a Plan Year and is not allocated a Qualified Nonelective Contribution for such Plan Year, such Participant's ADP for the Plan Year shall be zero.

         Average Actual Contribution Percentage shall mean the average (expressed as a percentage) of the Actual Contribution Percentages of the Participants in a group.

         The percentage shall be rounded to the nearest one-hundredth of one percent (four decimal places).

         Average Actual Deferral Percentage shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Participants in a group. The percentage shall be rounded to the nearest one-hundredth of one percent (four decimal places).

         Combined ADP and ACP Test shall have the meaning as defined in Section 12.10.

         Compensation for purposes of this Article 12 shall be that definition selected by the Committee that satisfies the requirements of Code Sections 414(s) and 401(a)(17). Such definition may change from year to year but must apply uniformly among all Eligible Employees being tested under the Plan for a given Plan Year and among all Employees being tested under any other plan that is aggregated with this Plan during the Plan Year. If no such definition is elected by the Committee (either formally or informally), Compensation shall have the meaning described below.

         If the Committee fails to select a different definition, Compensation shall mean the gross annual earnings reported on the Participant's IRS Form W-2 (box 1 or its comparable location as provided on Form W-2 in future years) as required by Code Sections 6041(d) and 6051(a)(3). In addition, Compensation shall include compensation which is not includable in the Participant's IRS Form W-2 (Box 1) by reason of Code
         Section 402(a)(8) (employee Salary Deferrals under a Code Section 401(k) plan) or Code Section 125 (salary deferrals under a cafeteria plan). Compensation shall not include amounts paid or reimbursed by the Employer for moving expenses if, at the time of the payment of such moving expenses, it is reasonable to believe that the moving expenses will be deductible by the Participant under Code Section 217. Compensation shall be determined by ignoring any income exclusions under Code Section 3401(a) based on the nature or location of employment. In no event shall Compensation in excess of the limitations of Code Section 401(a)(17) be taken into account for any Employee.

         Employer Matching Contributions. For purposes of this Article 12, an Employer Matching Contribution for a particular Plan Year includes only those contributions that are (i) allocated to the Participant's Account under the Plan as of any date within such Plan Year, (ii) contributed to the Trust no later than the end of the 12-month period following the close of such Plan Year, and (iii) made on account of such Participant's Pre-Tax Contributions for the Plan Year.

         Excess Deferrals shall have that meaning as defined in Section 12.03.

         Excess ACP Contributions shall have that meaning as defined in Section 12.09.

         Excess ADP Deferrals shall have that meaning as defined in Section
         12.06.

         Highly Compensated Employee.  See Article 13.

         Maximum Combined Percentage shall have the meaning as defined in
         Section 12.10.

         Non-highly Compensated Employee.  See Article 13.

         Participant. For purposes of this Article 12, a Participant shall mean any Eligible Employee who (i) is eligible to receive an allocation of an Employer Matching Contribution, even if no Employer Matching Contribution is allocated due to the Eligible Employee's failure to make a required Pre-Tax Contribution, (ii) is eligible to make an Employee Contribution, including an Eligible Employee whose right to make an Employee Contribution has been suspended because of an election not to participate or a hardship distribution, and (iii) is unable to receive an Employer Matching Contribution or make an Employee Contribution because his Compensation is less than a stated amount.

         Pre-Tax Contributions. For purposes of this Article 12, a Pre-Tax Contribution is taken into account only if the contribution (i) is allocated to the Participant's Account under the terms of the Plan as of any date within the Plan Year, and (ii) relates to Compensation that would have been received by the Participant during the Plan Year or within 2-1/2 months after the Plan Year but for the deferral election. A Pre-Tax Contribution is considered to be allocated as of a date within a Plan Year only if the allocation is not contingent on participation in the Plan or performance of service after the Plan Year to which the Pre-Tax Contribution relates.

         Qualified Elective Deferral shall mean Pre-Tax Contributions designated by the Committee as Qualified Elective Deferrals in order to meet the ACP testing requirements of Section 12.07.
         In addition, the following requirements must be satisfied:

         (1) The aggregate of all Pre-Tax Contributions for the Plan Year (including the Qualified Elective Deferrals) must satisfy the ADP testing requirements set forth in Section 12.04(a).

         (2) The aggregate of all Pre-Tax Contributions for the Plan Year (excluding the Qualified Elective Deferrals) must satisfy the ADP testing requirements set forth in Section 12.04(a).

         (3) Qualified Elective Deferrals must satisfy all other provisions of this Plan applicable to Pre-Tax Contributions and shall remain part of the Participant's Pre-Tax Contribution Account.

         (4) Except as provided by this definition, Qualified Elective Deferrals shall be excluded in determining whether any other contribution or benefit satisfies the nondiscrimination requirements of Code ss.ss. 401(a)(4) and 401(k)(3).

         Qualified Nonelective Contribution shall mean an Employer contribution designated by the Committee as a Qualified Nonelective Contribution in order to meet the ADP testing requirements of Section 12.04 or the ACP testing requirements of Section 12.07. In addition, the following requirements must be satisfied:

         (1) The Qualified Nonelective Contribution, whether or not used to satisfy the requirements of Sections 12.04 or 12.07, must meet the requirements of Code ss. 401(a)(4).

         (2) Qualified Nonelective Contributions which are taken into account in order to meet the requirements of Section 12.04 or
                  12.07 (as applicable) shall not be counted in determining whether the testing requirements of any of such other Sections are met.

         (3) The Qualified Nonelective Contributions shall be subject to all provisions of this Plan applicable to Pre-Tax Contributions (except that Qualified Nonelective Contributions cannot be distributed in a hardship distribution).

         (4) Except as provided in this paragraph, the Qualified Nonelective Contributions shall be excluded in determining whether any other contribution or benefit satisfies the nondiscrimination requirements of Code ss.ss. 401(a)(4) and 401(k)(3).

12.03    Limit on Pre-Tax Contributions.

         (a) Notwithstanding any other provision of the Plan to the contrary, the aggregate of a Participant's Pre-Tax Contributions during a calendar year may not exceed the amount established by the Secretary of the Treasury pursuant to Code
                 Section 402(g) ($9,500 in 1997). Any Pre-Tax Contributions in excess of the foregoing limit ("Excess Deferral"), plus any income and minus any loss allocable thereto, may be distributed to the applicable Participant no later than April 15 following the calendar year in which the Pre-Tax Contributions were made.

         (b) Any Participant who has an Excess Deferral during a calendar year may receive a distribution of the Excess Deferral during such calendar year plus any income or minus any loss allocable thereto, provided (1) the Participant requests (or is deemed to request) the distribution of the Excess Deferral, (2) the distribution occurs after the date the Excess Deferral arose, and

                 (3) the Committee designates the distribution as a distribution of an Excess Deferral.

         (c) If a Participant makes a Pre-Tax Contribution under this Plan and in the same calendar year makes a contribution to a Code
                 Section 401(k) plan containing a cash or deferred arrangement (other than this Plan), a Code Section 408(k) plan (simplified employee pension plan) or a Code Section 403(b) plan (tax sheltered annuity) and, after the return of any Excess Deferral pursuant to Section 12.03(a) and (b) the aggregate of all such Pre-Tax Contributions and contributions exceed the limitations contained in Code Section 402(g), then such Participant may request that the Committee return all or a portion of the Participant's Pre-Tax Contributions for the calendar year plus any income and minus any loss allocable thereto. The amount by which such Pre-Tax Contributions and contributions exceed the Code Section 402(g) limitations will also be known as an Excess Deferral.

         (d) Any request for a return of Excess Deferrals arising out of contributions to a plan described in Section 12.03(c) above which is maintained by an entity other than the Employer must:

                 (1)       be made in writing;

                 (2) be submitted to the Committee not later than the March 1 following the Plan Year in which the Excess Deferral arose (or such other date selected by the Committee);

                 (3)       specify the amount of the Excess Deferral; and,

                 (4) contain a statement that if the Excess Deferral is not distributed, it will, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k),or 403(b) of the Code, exceed the limit imposed on the Participant by
                           Section 402(g) of the Code for the year in which the Excess Deferral occurred.

                 In the event an Excess Deferral arises out of contributions to a plan (including this Plan) which is maintained by the Employer, the Participant making the Excess Deferral shall be deemed to have requested a return of the Excess Deferral.

         (e) Pre-Tax Contributions may only be returned to the extent necessary to eliminate a Participant's Excess Deferral. Excess Deferrals returned to the Participant under this Section 12.03 shall not be treated as annual additions under the Plan. In no event shall the returned Excess Deferrals for a particular calendar year exceed the Participant's aggregate Pre-Tax Contributions for such calendar year.

         (f) The income or loss allocable to a Pre-Tax Contribution that is returned to a Participant pursuant to Section 12.03(a) or (c) shall be determined by multiplying the income or loss allocable to the Participant's Account for the calendar year in which the Excess Deferral arose by a fraction. The numerator of the fraction is the Excess Deferral. The denominator of the fraction is the value of the Participant's Account balance on the last day of the calendar year in which the Excess Deferral arose reduced by any income allocated to the Participant's Account for such calendar year and increased by any loss allocated to the Participant's Account for such calendar year.

         (g) The income or loss allocable to an Excess Deferral that is returned to a Participant pursuant to Section 12.03(b) shall be determined using any reasonable method adopted by the Plan to measure income earned or loss incurred during the Plan Year or any other method authorized by the Internal Revenue Service to compute the income earned or loss incurred for the period commencing on January 1 of the calendar year in which the Pre-Tax Contribution was made and ending on the date the Excess Deferral was distributed.

         (h) Any Employer Matching Contribution allocable to an Excess Deferral that is returned to a Participant pursuant to this
                 Section 12.03 shall be forfeited notwithstanding the provisions of Article 7 (vesting). For this purpose, however, the Pre-Tax Contributions that are returned to the Participant as an Excess Deferral shall be deemed to be first those Pre-Tax Contributions for which no Employer Matching Contribution was made and second those Pre-Tax Contributions for which an Employer Matching Contribution was made. Accordingly, if the Pre-Tax Contributions that are returned to the Participant as Excess Deferrals were not matched, no Employer Matching Contribution will be forfeited.

12.04    Average Actual Deferral Percentage.

         (a) The Average Actual Deferral Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Deferral Percentage for Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                  (1) The Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

                  (2) The excess of the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees for the Plan Year is not more than two percentage points, and the Average Actual Deferral Percentage for Participants who are Highly Compensated Employees is not more than the Average Actual Deferral Percentage for Participants who are Non-highly Compensated Employees multiplied by 2.0.

         (b) The permitted disparity between the Average Actual Deferral Percentage for Highly Compensated Employees and the Average Actual Deferral Percentage for Non-Highly Compensated Employees may be further reduced as required by Section 12.10.

         (c) If at the end of the Plan Year, the Plan does not comply with the provisions of Section 12.04(a), the Employer may do any or all of the following, except as otherwise provided in the Code or Treasury Regulations:

                  (1) Distribute Pre-Tax Contributions to certain Highly Compensated Employees as provided in Section 12.06;

                  (2) Make a Qualified Nonelective Contribution on behalf of any or all of the Non-highly Compensated Employees and aggregate such contributions with the Non-highly Compensated Employees' Pre-Tax Contributions Deferrals as provided in Section 12.02 (definition of ADP).

12.05    Special Rules For Determining Average Actual Deferral Percentage.

         (a) The Actual Deferral Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Pre-Tax Contributions allocated to his Account under two or more arrangements described in ss. 401(k) of the Code that are maintained by an Employer or its Affiliates shall be determined as if such Pre-Tax Contributions were made under a single arrangement.

         (b) If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code ss. 401(a)(4) or the coverage requirements of Code ss. 410(b) (other than for purposes of the average benefits test), all Pre-Tax Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

         (c) The determination and treatment of the Pre-Tax Contributions and Actual Deferral Percentage of any Participant shall be in accordance with such other requirements as may be prescribed from time to time in Treasury Regulations.

 12.06   Distribution of Excess ADP Deferrals.

         (a) Pre-Tax Contributions exceeding the limitations of Section 12.04(a) ("Excess ADP Deferrals") and any income or loss allocable to such Excess ADP Deferral shall be designated by the Committee as Excess ADP Deferrals and shall be distributed to Highly Compensated Employees whose Accounts were credited with the largest dollar amount of Pre-Tax Contributions. In determining the amount of Excess ADP Deferrals to be distributed to each Highly Compensated Employee, the Committee shall reduce the amount of Pre-Tax Contribution, for each Highly Compensated Employee as follows:

                  (1) The Pre-Tax Contributions made by the Highly Compensated Employee(s) with the highest dollar amount of Pre-Tax Contributions will be reduced until equal with the second highest amount of Pre-Tax Contribution under the Plan; then

                  (2) The amount of Pre-Tax Contributions made by the two (or more) Highly Compensated Employees with the highest dollar amount of Pre-Tax Contributions will be reduced until equal to the third highest dollar amount of Pre-Tax Contributions under the Plan; then

                  (3) The steps described in (1) and (2) above shall be repeated with respect to the third and successive highest Pre-Tax Contributions under the Plan until the Plan has distributed all Excess ADP Deferrals.

         (b) To the extent administratively possible, the Committee shall distribute all Excess ADP Deferrals and any income or loss allocable thereto prior to 2-1/2 months following the end of the Plan Year in which the Excess ADP Deferrals arose. In any event, however, the Excess ADP Deferrals and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ADP Deferrals arose. Excess ADP Deferrals shall be treated as annual additions under the Plan.

         (c) The income or loss allocable to Excess ADP Deferrals shall be determined by multiplying the income or loss allocable to the Participant's Account for the Plan Year in which the Excess ADP Deferrals arose by a fraction. The numerator of the fraction is the Excess ADP Deferral. The denominator of the fraction is the value of the Participant's Account balance on the last day of the Plan Year in which the Excess ADP Deferrals arose reduced by any income allocated to the Participant's Account for such Plan Year and increased by any loss allocated to the Participant's Account for the Plan Year.

         (d) If an Excess Deferral has been distributed to the Participant pursuant to Section 12.03(a) or (b) for any taxable year of a Participant, then any Excess ADP Deferral allocable to such Participant for the same Plan Year in which such taxable year ends shall be reduced by the amount of such Excess Deferral.

         (e) Any Employer Matching Contribution allocable to an Excess ADP Deferral that is returned to the Participant pursuant to this
                  Section 12.06 shall be forfeited notwithstanding the provisions of Article 7 (vesting). For this purpose, however, Pre-Tax Contributions that are returned to the Participant shall be deemed to be first those Pre-Tax Contributions for which no Employer Matching Contribution was made and second those Pre-Tax Contributions for which an Employer Matching Contribution was made. Accordingly, unmatched Pre-Tax Contributions shall be returned as an Excess ADP Deferral before matched Pre-Tax Contributions.

12.07    Average Actual Contribution Percentage.

         (a) The Average Actual Contribution Percentage for Highly Compensated Employees for each Plan Year and the Average Actual Contribution Percentage for Non-highly Compensated Employees for the same Plan Year must satisfy one of the following tests:

                  (1) The Average Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the Plan Year multiplied by 1.25; or

                  (2) The excess of the Average Actual Contribution Percentage for Participants who are Highly Compensated Employees for the Plan Year over the Average Actual Contribution Percentage for Participants who are Non-highly Compensated Employees for the Plan Year is not more than two percentage points, and the Average Actual Contribution Percentage for Participants who are Highly Compensated Employees is not more than the Average Actual Contribution Percentage for Participants who are Non-highly Compensated Employees multiplied by 2.0.

         (b) If at the end of the Plan Year, the Plan does not comply with the provisions of this Section 12.07(a), the Employer may do any or all of the following in order to comply with such provision as applicable (except as otherwise provided in the Code or in Treasury Regulations):

                  (1) Aggregate Qualified Elective Deferrals with the Employer Matching Contributions of Non-highly Compensated Employees as provided in Section 12.02 (definition of ACP).

                  (2) Distribute or forfeit Employer Matching Contributions to certain Highly Compensated Employees as provided in Section 12.09.

                  (3) Make a Qualified Nonelective Contribution on behalf of any or all of the Non-highly Compensated Employees and aggregate such contributions with the Non-highly Compensated Employees' Employer Matching Contributions as provided in Section 12.01 (definition of ACP).

 12.08   Special Rules For Determining Average Actual Contribution Percentages.

         (a) The Actual Contribution Percentage for any Highly Compensated Employee for the Plan Year who is eligible to have Employer Matching Contributions or Voluntary After-Tax Contributions allocated to his Account under two or more arrangements described in ss.ss. 401(a) or 401(m) of the Code that are maintained by an Employer or its Affiliates shall be determined as if such contributions were made under a single arrangement.

         (b) If two or more plans maintained by the Employer or its Affiliates are treated as one plan for purposes of the nondiscrimination requirements of Code ss. 401(a)(4) or the coverage requirements of Code ss. 410(b) (other than for purposes of the average benefits test), all Employer Matching Contributions and Voluntary After-Tax Contributions that are made pursuant to those plans shall be treated as having been made pursuant to one plan.

         (c) The determination and treatment of the Actual Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

 12.09   Distribution of Excess ACP Contributions.

         (a) Employer Matching Contributions and Voluntary After-Tax Contributions exceeding the limitations of Section 12.07(a) ("Excess ACP

                  Contributions") and any income or loss allocable to such Excess ACP Contribution may be designated by the Committee as Excess ACP Contributions and may be distributed in the Plan Year following the Plan Year in which the Excess ACP Contributions arose to those Highly Compensated Employees whose Accounts were credited with largest aggregate amount of Employer Matching Contributions and Voluntary After-Tax Contributions during the preceding Plan Year. The amount of Employer Matching Contributions and Voluntary After-Tax Contributions to be distributed to a Highly Compensated Employee shall be determined using the procedure described in
                  Section 12.06(a). To the extent possible, Voluntary After-Tax Contributions shall be distributed first, followed by vested Employer Matching Contributions.

         (b) To the extent administratively possible, the Committee shall distribute all Excess ACP Contributions and any income or loss allocable thereto prior to 2-1/2 months following the end of the Plan Year in which the Excess ACP Contributions arose. In any event, however, the Excess ACP Contributions and any income or loss allocable thereto shall be distributed prior to the end of the Plan Year following the Plan Year in which the Excess ACP Contributions arose.

         (c) The income or loss allocable to Excess ACP Contributions shall be determined by multiplying the income or loss allocable to the Participant's Account for the Plan Year in which the Excess ACP Contribution arose by a fraction. The numerator of the fraction is the Excess ACP Contributions. The denominator of the fraction is the value of the Participant's Account on the last day of the Plan Year reduced by any income allocated to the Participant's Account by such Plan Year and increased by any loss allocated to the Participant's Account for the Plan Year.

         (d) Amounts distributed to Highly Compensated Employees under this Section 12.09 shall be treated as annual additions with respect to the Employee who received such amount.

         (e) Matching Contributions may be distributed to Highly Compensated Employees only to the extent such Matching Contributions are vested. Matching Contributions which are not vested shall be forfeited to the extent necessary to correct Excess ACP Contribution pursuant to this Section
                  12.09. For this purpose, Matching Contributions shall first be comprised of vested Employer Matching Contributions and second of non-vested Employer Matching Contributions.

 12.10   Combined ACP and ADP Test.

         (a) The Plan must satisfy the Combined ACP and ADP Test described in this Section 12.10 only if (1) the Average Actual Deferral Percentage of the Highly Compensated Employees exceeds 125% of the Average Actual Deferral Percentage of the Non-highly Compensated Employees and (2) the Average Actual Contribution Percentage of the Highly Compensated Employees exceeds 125% of the Average Actual Contribution Percentage of the Non-highly Compensated Employees.

         (b) The Combined ACP and ADP Test is satisfied if the sum of the Highly Compensated Employees' Average Actual Deferral Percentage and Average Actual Contribution Percentage is equal to or less than the Maximum Combined Percentage defined in paragraph (c) below.

         (c) The Maximum Combined Percentage shall be determined by adjusting the Non-highly Compensated Employees' Average Actual Deferral Percentage and Average Actual Contribution Percentage in the following manner:

                  (1) The greater of the two percentages shall be multiplied by 1.25; and

                  (2) The lesser of the two percentages shall be increased by two percentage points; however, in no event shall such adjusted percentage exceed twice the original percentage.

                  The sum of (1) and (2) shall be the Maximum Combined
                  Percentage.

                  Notwithstanding the foregoing, the Maximum Combined Percentage shall be determined in the following manner if such calculation results in a higher Maximum Combined Percentage than the formula specified above:

                  (1) The lesser of the Average Actual Deferral Percentage and Average Actual Contribution Percentage of the Non-Highly Compensated Employees shall be multiplied by 1.25; and

                  (2) The greater of such two percentages shall be increased by two percentage points; however, in no event shall such percentage exceed twice the original percentage.

         (d) In the event the Plan does not satisfy the Combined ADP and ACP Test, the Highly Compensated Employees' Average Actual Contribution Percentage shall be decreased by either distributing Voluntary After-Tax Contributions or vested Employer Matching Contributions to certain Highly Compensated Employees by using the procedures described in Section 12.09 or by making a Qualified Nonelective Contribution as provided in Section 12.07(b)(3) until the sum of such percentage and the Highly Compensated Employees' Average Actual Deferral Percentage equals the Maximum Combined Percentage.

         (e) If Voluntary After-Tax Contributions or vested Employer Matching Contributions are distributed to certain Highly Compensated Employees in order to satisfy the Combined ADP and ACP Test, income or loss allocable to such Employer Matching Contributions shall also be distributed.

         (f) To the extent administratively possible, the Committee shall distribute the Voluntary After-Tax Contributions and vested Employer Matching Contributions (if applicable) and allocable income or loss prior to 2-1/2 months following the end of the Plan Year for which the Combined ADP and ACP Test is computed. In any event, however, such Voluntary After-Tax Contributions and vested Employer Matching Contributions (if applicable) and allocable income or loss shall be distributed by the end of the Plan Year following the Plan Year for which the Combined ADP and ACP Test is computed. Voluntary After-Tax Contributions and vested Employer Matching Contributions that are distributed pursuant to this Section
                  12.10 shall be treated as annual additions under the Plan.

         (g) The income or loss allocable to returned Voluntary After-Tax Contributions or vested Employer Matching Contributions shall be determined using the same procedures as Section 12.06(c).

 12.11   Order of Applying Certain Sections of Article 12.

         In applying the provisions of this Article 12, the determination and distribution of Excess Deferrals shall be made first, the determination and elimination of Excess ACP Deferrals shall be made second, the determination and elimination of Excess ADP Contributions shall be made third and finally the determination and any necessary adjustment related to the Combined ADP and ACP Test shall be made.

                                   ARTICLE 13

                          HIGHLY COMPENSATED EMPLOYEES


13.01    In General.

         For the purposes of this Plan, the term "Highly Compensated Employee" is any active Employee described in Section 13.02 below and any Former Employee described in Section 13.03 below. Various definitions used in this Article are contained in Section 13.04. A Non-Highly Compensated Employee is an Employee who is not a Highly Compensated Employee.

13.02    Highly Compensated Employees.

         (a)      An Employee is a Highly Compensated Employee if the Employee:

                  (1) is a 5 Percent Owner at any time during the Determination Year or the Look Back Year; or

                  (2) receives Compensation in excess of $80,000 during the Look Back Year.

                  The dollar amount described above shall be increased annually as provided in Code ss. 414(q)(1).

13.03    Former Highly Compensated Employee.

         A Former Employee is a Highly Compensated Employee if (applying the rules of Section 13.02) the Former Employee was a Highly Compensated Employee during a Separation Year or during any Determination Year ending on or after the Former Employee's 55th birthday.

13.04    Definitions.

         The following special definitions shall apply to this Article 13:

         Compensation for purposes of this Article 13 shall mean the gross annual earnings reported on the Participant's IRS Form W-2 (Box 1 - Wages, Tips and Compensation, or its comparable location as provided on Form W-2 in future years) as required by Code ss.ss. 6041(d) and 6051(a)(3). In addition, Compensation shall include compensation which is not includable in the Participant's IRS Form W-2 (Box 1) by reason of Code ss. 402(a)(8) (employee pre-tax contributions under a Code ss. 401(k) plan) or Code ss. 125 (salary deferrals under a cafeteria plan). Compensation shall not include amounts paid or reimbursed by the Employer for moving expenses if, at the time of the payment of such moving expenses, it is reasonable to believe that the moving expenses will be deductible by the Participant under Code ss. 217. Compensation shall be determined by ignoring any income exclusions under Code ss. 3401(a) based on the nature or location of employment. In no event shall Compensation in excess of the limitations under Code Section 401(a)(17) be taken into account for any Employee.

         Determination Year shall mean the Plan Year for which the ADP is computed.

         Employer for purposes of this Article 13 shall mean the Company and its Affiliates.

         5 Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code ss. 318), more than five percent of the value of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of the Employer.

         Former Employee shall mean an Employee (i) who has incurred a Severance from Service or (ii) who remains employed by the Employer but who has not performed services for the Employer during the Determination Year (e.g., an Employee on Authorized Leave of Absence).

         Look Back Year shall mean the Plan Year preceding the Determination
         Year.

         Separation Year shall mean any of the following years:

         (1) An Employee who incurs a Termination Date shall have a Separation Year in the Determination Year in which such Termination Date occurs;

         (2) An Employee who remains employed by the Employer but who temporarily ceases to perform services for the Employer (e.g., an Employee on Authorized Leave of Absence) shall have a Separation Year in the calendar year in which he last performs services for the Employer;

         (3) An Employee who remains employed by the Employer but whose Compensation for a calendar year is less than 50% of the Employee's average annual Compensation for the immediately preceding three calendar years (or the Employee's total years of employment, if less) shall have a Separation Year in such calendar year. However, such Separation Year shall be ignored if the Employee remains employed by the Employer and the Employee's Compensation returns to a level comparable to the Employee's Compensation immediately prior to such Separation Year.

13.05    Other Methods Permissible.

         To the extent permitted by the Code, judicial decisions, Treasury Regulations and IRS pronouncements, the Committee may (without further amendment to this Plan) take such other steps and actions or adopt such other methods or procedures (in addition to those methods and procedures described in this Article 13) to determine and identify Highly Compensated Employees (including adopting alternative definitions of Compensation which satisfy Code ss. 414(q)(7) and are uniformly applied).

                                   ARTICLE 14

                                MAXIMUM BENEFITS


14.01    General Rule.

         (a) Notwithstanding any other provision of this Plan, for any Plan Year, the Annual Additions to a Participant's Account, when combined with the Annual Additions to the Participant's Account under all other Qualified individual account plans maintained by the Employer or its Affiliates shall not exceed the lesser of (i) $30,000 or (ii) twenty-five percent (25%) of the Participant's Compensation for such Plan Year (the "maximum permissible amount").

         (b) The Employer hereby elects that the Limitation Year for purposes of Code ss. 415 shall be the Plan Year.

         (c) For purposes of determining the limit on Annual Additions under paragraph (a) of this Section, the dollar limit described therein, to wit, $30,000, shall be increased for each Plan Year to the extent permitted by law.

         (d) If the amount to be allocated to a Participant's Account exceeds the maximum permissible amount (and for this purpose Employer Contributions shall be deemed to be allocated after Employee Contributions), the excess will be disposed of as follows. First, if the Participant's Annual Additions exceed the maximum permissible amount as a result of (i) a reasonable error in estimating the Participant's Compensation, (ii) a reasonable error in estimating the amount of Employee Contributions that the Participant could make under Code Section 415 or (iii) other facts and circumstances that the Internal Revenue Service finds justifiable, the Committee may direct the Trustee to return to the Participant his Employee Contributions for such Plan Year to the extent necessary to reduce the excess amount. Such returned Employee Contributions shall be ignored in performing the discrimination tests of Article 12. Second, any excess annual additions still remaining after the return of Employee Contributions shall be reallocated as determined by the Committee among the Participants whose accounts have not exceeded the limit in the same proportion that the Compensation of each such Participant bears to the Compensation of all such Participants. If such reallocation would result in an addition to another Participant's Account which exceeds the permitted limit, that excess shall likewise be reallocated among the Participants whose Accounts do not exceed the limit. However, if the allocation or reallocation of the excess amounts pursuant to these provisions causes the limitations of Section 415 of the Code to be exceeded with respect to each Participant for the limitation year, then any such excess shall be held unallocated in a 415 Suspense Account. If the 415 Suspense Account is in existence at any time during a limitation year, other than the limitation year described in the preceding sentence, all amounts in the 415 Suspense Account shall be allocated and reallocated to Participants' Accounts (subject to the limitations of Code ss.415) before any Contributions which would constitute annual additions may be made to the Plan for that limitation year.

         (e) If the Participant is covered under another qualified defined contribution plan maintained by an Employer during any limitation year, the annual additions which may be credited to a Participant's account under this Plan for any such limitation year shall not exceed the maximum permissible amount reduced by the annual additions credited to a Participant's account under all such plans for the same limitation year. If a Participant's annual additions under this Plan and such other plans would result in an excess amount for a limitation year, the excess amount will be deemed to consist of the annual additions last allocated (and for this purpose, Employer Contributions shall be deemed to be allocated after Employee Contributions). If an excess amount is allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of

                  (i)      the total excess amount as of such date, times

                  (ii) the ratio of (A) the annual additions allocated to the Participant for the limitation year as of such date under this Plan to (B) the total annual additions allocated to the Participant for the limitation year as of such date under this and all the other qualified defined contribution plans maintained by the Employer.

         Any excess amount attributed to this Plan will be disposed in the manner described in this Section 14.01 above.

 14.02   Combined Plan Limitation.

         If the Employer or its Affiliates maintains, or at any time maintained, a Qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's defined benefit plan fraction and defined contribution plan fraction shall not exceed 1.0 in any limitation year and the annual benefit otherwise payable to the Participant under such defined benefit plan shall be frozen or reduced to the extent necessary so that the sum of such fractions shall not exceed 1.0. This Section 14.02 shall not apply after December 31, 1999.

 14.03 Definitions. For the purposes of this Article 14, the following definitions shall apply:

         (a)      "Annual Addition" shall mean the sum of:

                  (1)        Employee Contributions;

                  (2)        Employer Contributions;

                  (3)        Forfeitures; and

                  (4) Amounts described in Code ss.ss. 415(l)(1) and 419A(d)(2).

         Annual Additions shall not include any amounts credited to the Participant's Account resulting from Rollover Contributions.

         (b) "Affiliates" shall have that meaning contained in Article 2 except that for purposes of determining who is an Affiliate the phrase "more than 50 percent" shall be substituted for the phrase "at least 80 percent" each place it appears in Code ss. 1563(a)(1).

         (c)      "Compensation" shall have the same meaning as defined in
                  Article 12 except that Compensation for purposes of Article 14 shall not include Pre-Tax Contributions under this Plan and shall not include salary deferrals under a Code ss. 125 Cafeteria Plan. Effective January 1, 1998, "Compensation" shall have the same meaning as defined in Article 12.

         (d) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer or its Affiliates, and the denominator of which is the lesser of (i) 125 percent of the dollar limitation in effect for the limitation year under ss.415(b)(1)(A) of the Code or (ii) 140 percent of the Highest Average Compensation. Notwithstanding the foregoing, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer or its Affiliates which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the last limitation year beginning before January 1, 1987, but determined without regard to any changes in the terms and conditions of the Plan occurring after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of ss.415 for all limitation years beginning before January 1, 1987.

         (e) "Defined Contribution Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer or its Affiliates for the current and all prior limitation years, and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior limitation years of service with the Employer or its Affiliates (regardless of whether a defined contribution plan was maintained by the Employer or its Affiliates). The Maximum Aggregate Amount in any limitation year is the lesser of (i) 125 percent of the dollar limitation in effect under ss.415(c)(1)(A) of the Code; or (ii) 35 percent of the Participant's compensation for such year. If the Employee was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer or its Affiliates which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times and (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction.

         (f) "Highest Average Compensation" means the average compensation for the three consecutive years of service with the employer that produces the highest average.

         (g) "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming (i) the Participant will continue employment until normal retirement age under the plan (or current age, if later), and (ii) the Participant's compensation for the current limitation year and all other relevant factors used to determine benefits under the plan will remain constant for all future limitation years.

                                   ARTICLE 15

                                TOP HEAVY RULES


15.01    General.

         The provisions of this Article of the Plan shall become effective in any Plan Year in which the Plan is determined to be Top Heavy and shall supersede any conflicting provision of this Plan.

15.02    Definitions.

         (a) Top Heavy. The Plan shall be Top Heavy for the Plan Year if, as of the Valuation Date which coincides with or immediately precedes the Determination Date, the value of the Participant Accounts of Key Employees exceeds 60% of the value of all Participant Accounts. If the Employer maintains more than one plan, all plans in which any Key Employee participates and all plans which enable this Plan to satisfy the anti-discrimination requirements of Code ss.ss.401(a)(4) and 410 must be combined with this Plan ( "Required Aggregation Group") for the purposes of applying the 60% test described in the preceding sentence. Plans maintained by the Employer which are not in the required aggregation group may be combined at the Employer's election with this Plan for the purposes of determining Top Heavy status if the combined plan satisfies the requirements of Code ss.401(a)(4) and 410 ( "Permissive Aggregation Group"). In determining the value of Participant Accounts, all distributions made during the five-year period ending on the Determination Date shall be included and any unallocated Employer Contributions or forfeitures attributable to the Plan Year in which the Determination Date falls shall also be included. The Account of (i) any Employee who at one time was a Key Employee but who is not a Key Employee for any of the five Plan Years ending on the Determination Date; and (ii) any Employee who has not performed services for the Employer or a related employer maintaining a plan in the aggregation group for the five Plan Years ending on the Determination Date, shall be disregarded in determining Top Heavy status.

                  If the Employer maintains a defined benefit plan during the Plan Year which is subject to aggregation with this Plan, the 60% test shall be applied after calculating the present value of the Participants' accrued benefits under the defined benefit plan in accordance with the rules set forth in that plan and combining the present value of such accrued benefits with the Participant's account balances under this Plan.

                  Solely for the purpose of determining if the Plan, or any other plan included in the Required Aggregation Group, is Top-Heavy, a Non-Key Employee's accrued benefit in a defined benefit plan shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code ss. 411(b)(1)(C).

         (b) Key Employee. Any employee of the Employer who, during the Plan Year or the four preceding Plan Years was an officer receiving Compensation in excess of 50% of the limit described in Code ss.415(b)(1)(A), one of the ten employees of the Employer owning the largest interests in the Employer and receiving Compensation equal to or greater than the dollar limit described in Code ss.415(c)(1)(A), a greater than 5% owner of the Employer, a greater than 1% owner of the Employer receiving Compensation in excess of $150,000, or the Beneficiary of a Key Employee. The Code ss.415(b)(1)(A) and 415(c)(1)(A) limits referred to in the preceding sentence shall be the specified dollar limit plus any increases reflecting cost of living adjustments specified by the Secretary of the Treasury.

         (c) Determination Date. The last day of the Plan Year immediately preceding the Plan Year for which Top Heavy status is determined. For the first Plan Year, the Determination Date shall be the last day of the first Plan Year.

         (d)      Non-Key Employee.  Any Participant who is not a Key Employee.

         (e) Employer. The term "Employer" shall include any Affiliate of such Employer.

         (f) Compensation. The term "Compensation" shall have that meaning as defined in Article 14.

 15.03   Minimum Benefit.

         (a) Except as provided below, the Employer Contributions allocated on behalf of any Non-Key Employee who is employed by the Employer on the Determination Date shall not be less than the lesser of (i) 3% of such Non-Key Employee's Compensation or (ii) the largest percentage of Employer Contributions and Pre-Tax Contributions, as a percentage of the Key Employee's Compensation, allocated on behalf of any Key Employee for such Plan Year. Pre-Tax Contributions allocated to the Accounts of Non-Key Employees shall not be considered in determining whether a Non-Key Employee has received the minimum contribution required by this Section 15.03.

         (b) The minimum allocation is determined without regard to any Social Security contribution and shall be made even though, under other Plan provisions, the Non-Key Employee would have received a lesser allocation or no allocation for the Plan Year because of the Non-Key Employee's failure to complete 1,000 Hours of Service, his failure to make mandatory employee contributions, or his earning compensation less than a stated amount.

         (c) If the Employer maintains a defined benefit plan in addition to this Plan, the minimum contribution and benefit requirements for both plans in a Top Heavy Plan Year may be satisfied by an allocation of Employer Contributions to the Account of each Non-Key Employee in the amount of 5% of the Non-Key Employee's compensation.

 15.04   Combined Plan Limitation For Top Heavy Years.

         In any Plan Year during which more than 90% of the Participant Account balances are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators set forth in the Section of this Plan which limits maximum benefits pursuant to ss. 415 of the Code. In any Plan Year during which more than 60% but not more than 90% of the Participant Account balances are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators unless the Account of each Non-Key Employee participating in the Plan receives an allocation which satisfies Section 15.03 above, except that for this purpose the figure "4%" shall be substituted for "3%" where it appears in Section 15.03(a) and the figure "7.5%" shall be substituted for "5%" where it appears in Section 15.03(c). This Section 15.04 shall cease to be applicable after December 31, 1999.

                                   ARTICLE 16

                                 MISCELLANEOUS

16.01      Headings.

           The headings and sub-headings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

16.02      Action by Employer.

           Any action by an Employer under this Plan shall be by resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said Board to take such action.

16.03      Spendthrift Clause.

           Except as otherwise required by a "qualified domestic relations order" as defined in Code Section 414(p), none of the benefits, payments, proceeds or distributions under this Plan shall be subject to the claim of any creditor of any Participant or Beneficiary, or to any legal process by any creditor of such Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under this Plan except for the extent expressly provided herein to the contrary. If any Participant shall attempt to dispose of the benefits provided for him hereunder, or to dispose of the right to receive such benefits, or in the event there should be an effort to see such benefits or the right to receive such benefits by attachment, execution or other legal or equitable process, such right to benefits shall pass and be transferred, at the discretion of the Plan Administrator, to such one or more as may be appointed by the Plan Administrator from among the Beneficiaries, if any theretofore designated by the Participant, or from the spouse, children or other dependents of the Participant, in such shares as the Committee may appoint. Any appointment so made by the Committee may be revoked by it at any time and further appointment made by it which may include the Participant.

16.04      Distributions Upon Special Occurrences.

           (a) Subject to Section 11.03, Pre-Tax Contributions and any income attributable thereto, shall be distributed to Participants or their Beneficiaries in a single lump sum as soon as administratively feasible after the termination of the Plan, provided that neither the Employer nor its Affiliates maintain a successor plan.

           (b) Pre-Tax Contributions and any income attributable thereto shall be distributed to Participants in a single lump sum as soon as administratively feasible after the sale, to an entity that is not an Affiliate, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed.

           (c) After the sale of an incorporated Affiliate's interest in a subsidiary to an entity that is not an Affiliate, Pre-Tax Contributions and any income attributable thereto of a Participant who continues to work for such subsidiary shall be distributed in a lump sum as soon as administratively feasible.

           (d) The provisions of this Section 16.04 including the definitions of terms such as "successor plan" and "substantially all of the assets" shall be governed by Treasury Regulation ss. 1.401(k)-1(d)(1)(iii) or any successor Treasury Regulation thereto.

16.05      Discrimination.

           The Employer, the Committee, the Trustee and all other persons involved in the administration and operation of the Plan shall administer and operate the Plan and Trust in a uniform and consistent manner with respect to all Participants similarly situated and shall not permit discrimination in favor of Highly Compensated Employees.

16.06      Release.

           Any payment to a Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, Plan Administrator, Committee and the Employer, any of whom may require such Participant, Beneficiary, or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee, or the Employer, as the case may be.

16.07      Compliance with Applicable Laws.

           The Company, through the Plan Administrator, shall interpret and administer the Plan in such manner that the Plan and Trust shall remain in compliance with the Code, with the Act, and all other applicable laws, regulations, and rulings.

16.08      Agent for Service of Process.

           The agent for service of process of this Plan shall be the person listed from time to time in the current records of the Secretary of State of Georgia as the agent for the service of process for the Company.

16.09      Merger.

           In the event of any merger or consolidation of the Plan with any other Plan, or the transfer of assets or liabilities by the Plan to another Plan, each Participant must receive (assuming that the Plan would terminate) the benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (assuming that the Plan had then terminated), provided such merger, consolidation, or transfer took place after the date of enactment of the Act.

16.10      Governing Law.

           The Plan shall be governed by the laws of the State of Florida to the extent that such laws are not preempted by Federal law.

16.11      Adoption of the Plan by an Affiliated Sponsor.

         (a) The Committee shall determine which employers shall become Affiliated Sponsors within the terms of the Plan. In order for the Committee to designate an Employer as an Affiliated Sponsor, the Committee must approve the addition of the Affiliated Sponsor's identity to Schedule A (which approval may be retroactive to an earlier effective date). The Committee may also specify such terms and conditions pertaining to the adoption of the Plan by the Affiliated Sponsor as the Committee deems appropriate. With the Committee's consent, an Affiliated Sponsor may limit participation in the Plan to certain of its Employees.

         (b) The Plan of the Affiliated Sponsor and of the Company shall be considered a single plan for purposes of Treasury Regulations ss.1.414(1)-1(b)(1). All assets contributed to the Plan by the Affiliated Sponsor shall be held in a single fund together with the assets contributed by the Company (and with the assets of any other Affiliated Sponsors); and so long as the Affiliated Sponsor continues to be designated as such, all assets held in such fund shall be available to pay benefits to all Participants and Beneficiaries covered by the Plan irrespective of whether such Employees are employed by the Company or by the Affiliated Sponsor. Nothing contained herein shall be construed to prohibit the separate accounting of assets contributed by the Company and the Affiliated Sponsors for purposes of cost allocation if directed by the Committee or the holding of Plan assets in more than one
                  Trust Fund with more than one Trustee.

         (c) So long as the Affiliated Sponsor's designation as such remains in effect, the Affiliated Sponsor shall be bound by, and subject to all provisions of the Plan and the Trust Agreement. The exclusive authority to amend the

                  Plan and the Trust Agreement shall be vested in the Committee and no Affiliated Sponsor shall have any right to amend the Plan or the Trust Agreement. Any amendment to the Plan or the Trust Agreement adopted by the Committee shall be binding upon every Affiliated Sponsor without further action by such Affiliated Sponsor.

         (d) Each Affiliated Sponsor shall be solely responsible for making an Employer Contribution with respect to its Employees and solely responsible for making any contribution required by Article 15. Furthermore, if an Affiliated Sponsor determines to make a Qualified Nonelective Contribution on behalf of its Employees, such Affiliated Sponsor shall be solely responsible for making such contribution. Neither the Company nor any other Affiliated Sponsor is obligated to make a Qualified Nonelective Contribution on behalf of the Employees of a different Affiliated Sponsor.

         (e) The Company and each Affiliated Sponsor which is an Affiliate will be tested on a combined basis to determine whether the Company and such Affiliated Sponsors satisfy the Average Actual Deferral Percentage Test and Average Actual Contribution Percentage Test described in Article 12. An Affiliated Sponsor which is not an Affiliate shall be tested separately from the Company and those Affiliated Sponsors that are Affiliates for purposes of the ADP and ACP test described in Article 12.

         (f) No Affiliated Sponsor other than the Company shall have the right to terminate the Plan. However, any Affiliated Sponsor may withdraw from the Plan by action of its board of directors provided such action is communicated in writing to the Committee. The withdrawal of an Affiliated Sponsor shall be effective as of the last day of the Plan Year following receipt of the notice of withdrawal (unless the Committee consents to a different effective date). In addition, the Committee may terminate the designation of an Affiliated Sponsor to be effective on such date as the Committee specifies. Any such Affiliated Sponsor which ceases to be an Affiliated Sponsor shall be liable for all cost accrued through the effective date of its withdrawal or termination and any contributions owing as a result of Employee Contributions by its Employees or any other contribution as provided in paragraphs (d) and (e). In the event of the withdrawal or termination of an Affiliated Sponsor as provided in this paragraph, such Affiliated Sponsor shall have no right to direct that assets of the Plan be transferred to a successor plan for its Employees unless such a transfer is approved by the Committee in its sole discretion.

 16.12   Protected Benefits.

         Early retirement benefits, retirement-type subsidies, or optional forms of benefits protected under Code ss.411(d)(6) ("Protected Benefits") shall not be reduced or eliminated with respect to benefits accrued under such Protected Benefits unless such reduction or elimination is permitted under the Code authority issued by the Internal Revenue Service, or judicial authority.

 16.13   Location of Participant or Beneficiary Unknown.

         In the event that all or any portion of the distribution payable to a Participant or his Beneficiary shall remain unpaid solely by reason of the Committee's inability to ascertain the whereabouts of such Participant or Beneficiary, the amount unpaid shall be forfeited. However, such forfeiture shall not occur until five (5) years after the amount first became payable. The Committee shall make a diligent effort to locate the Participant or Beneficiary including the mailing of a registered letter, return receipt requested, to the last known address of such Participant or Beneficiary. In the event a Participant or Beneficiary is located subsequent to his benefit being forfeited, such benefit shall be restored and distributed.

16.14    Qualified Military Service.

         Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.

           IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed and its seal to be hereunto affixed on the date indicated below, but effective as of September 1, 1997.

                                            SUMMIT HOLDING SOUTHEAST, INC.

                                            By:
                                               -------------------------------
                                            Title:
                                                  ----------------------------

                                            Date:
                                                 -----------------------------

                                            SUMMIT CONSULTING, INC.

                                            By:
                                               -------------------------------
                                            Title:
                                                  ----------------------------

                                            Date:
                                                 -----------------------------

                                    SUMMIT CLAIMS MANAGEMENT, INC.

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------

                                    Date:
                                         -------------------------------------


                                    SUMMIT LOSS CONTROL SERVICES, INC.

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------

                                    Date:
                                         -------------------------------------


                                    HERITAGE/SUMMIT HEALTHCARE, INC.

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------

                                    Date:
                                         -------------------------------------


                                    BRIDGEFIELD CASUALTY INSURANCE COMPANY

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------

                                    Date:
                                         -------------------------------------


                                    BRIDGEFIELD EMPLOYERS INSURANCE COMPANY

                                    By:
                                       ---------------------------------------
                                    Title:
                                          ------------------------------------

                                    Date:
                                         -------------------------------------

                                   SCHEDULE A

                              AFFILIATED SPONSORS


                             Name                                    Effective Date of Affiliation
----------------------------------------------------                 -----------------------------


Summit Consulting, Inc.                                                      5/1/92

Summit Claims Management, Inc.                                               5/1/92

Summit Loss Control Services, Inc.                                           5/1/92

Bridgefield Casualty Insurance Company                                       1/1/96

Heritage/Summit Healthcare, Inc.                                             1/1/97

Bridgefield Employers Insurance Company                                      9/1/97

                                   SCHEDULE B

                             PREDECESSOR EMPLOYERS


 PREDECESSOR EMPLOYER          DATE OF ACQUISITION              SPECIAL RULES

[NONE]

                                   SCHEDULE C

                             PRIOR EMPLOYER ACCOUNT


[NONE]

                                   SCHEDULE D

               SPECIAL RULES APPLICABLE TO ANNUITY DISTRIBUTIONS


(a)      Automatic Form of Payment

         (i) If a Participant does not have a Spouse on his Annuity Starting Date, the Participant's vested Account shall be distributed in the form of a Single Life Annuity unless the Participant elects otherwise under Paragraph (b). If a Participant has a Spouse on his Annuity Starting Date, the Participant's vested Account shall be distributed in the form of a Joint and 50% Survivor Annuity unless the Participant (with spousal consent) otherwise elects under Paragraph (b).

         (ii) Single Life Annuity is an annuity which may be purchased with the Participant's vested Account or paid directly from the Trust that provides level monthly payments during the Participant's lifetime, with payments ceasing upon the Participant's death.

         (iii) Joint and 50% Survivor Annuity is an annuity which may be purchased with the Participant's vested Account or paid directly to the Participant for his life, and upon the Participant's death, 50% of such monthly payment shall be payable on a monthly basis to the Participant's Spouse for the Spouse's life. Payments under the Joint and Survivor Annuity shall cease on the later of the death of the Participant or the death of the Participant's Spouse.

(b)      Participant Election of an Optional Form of Payment

         (i) Within 90 days of the Participant's Annuity Starting Date, the Committee shall provide an election form on which the Participant may elect an optional form of benefit. In addition to the election form, the Committee shall provide each Participant a written explanation of the applicable automatic form of payment described in Paragraph (a) and of the optional forms of payment described in Article 8. Such explanation shall describe the circumstances under which the Joint and 50% Survivor Annuity will be provided and explanation of the financial effect of electing not to have such form. Furthermore, the written explanation shall provide a general description of the eligibility conditions (if any) and other material features of the optional forms of payment including sufficient information regarding the relative values of the optional forms of payment and the automatic form of payment. If payment is scheduled to commence prior to the Participant's Normal Retirement Date, the written explanation must also inform the Participant of is rights (if any) to defer receipt of the Distribution until his

                  Normal Retirement Date. If a Participant makes a request for additional information that is received 90 days prior to the Annuity Starting Date, such information must be furnished within 30 days. The Participant will then be entitled to a 90 day period in which to make or change an election, even if such 90-day period extends beyond the Participant's Annuity Starting Date and, in such case, the Participant's first payment shall be made after such election form has been received, on a retroactive basis, if necessary.

         (ii) A married Participant's election to receive an optional form of payment shall be valid only if the Participant's Spouse (after receipt of the written explanation described in Paragraph (b)(i) consents in writing on a form provided by the Committee in the presence of a notary public or Plan representative to the Participant's election. The Spouse's consent must be made within 90 days of the Participant's Annuity Starting Date and must acknowledge the effect of such consent. However, if the Participant establishes to the satisfaction of the Committee that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, The Committee may treat the Participant's election as an election for which spousal consent was obtained. A Spouse's consent pursuant to this paragraph shall be irrevocable.

         (iii) A Participant may revoke his election of an optional form of payment or make a new election (provided any required spousal consent is obtained) at any time prior to his Annuity Starting Date. Furthermore, the Participant's election shall cease to be valid upon the marriage of the Participant or upon the remarriage of the Participant following the death or divorce of the Spouse giving the consent to the Participant's election. If the Participant revokes his election or if such election otherwise ceases to be valid, the Participant's vested Account shall be payable under the applicable automatic form of payment described in Paragraph (a).

         (iv) If a Distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do apply, such Distribution may commence less than 30 days but not less than 7 days after the notice described above is given, provided that:

                  (A) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of (i) whether or not to elect a Distribution and (ii) whether to waive a joint and survivor annuity and elect an optional form of distribution;

                  (B) the Participant, after receiving the notice, affirmatively elects a Distribution;

                  (C) the Participant is permitted to revoke an affirmative Distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the joint and survivor annuity is provided to the Participant;

                  (D) the Participant's Annuity Starting Date is after the date that the explanation of the joint and survivor annuity is provided to the Participant; and

                  (E) the Distribution in accordance with the affirmative election does not commence before the expiration of the 7-day period that begins the day after the explanation of the joint and survivor annuity is provided to the Participant.

(c)      Pre-Retirement Survivor Annuity

        (i) Except as provided in subparagraph (iii) below, if a married Participant dies prior to his Annuity Starting Date, the Participant's vested Account shall be paid to the Participant's Spouse in the form of a Single Life Annuity payable for the life of the Spouse (the "Pre-Retirement Survivor Annuity"). The Spouse may, however, elect to receive the Participant's vested Account in a lump sum as provided in
                  Article 8. The election of an optional distribution form must be made within ninety days of the Participant's death on a form provided by the Committee for such purpose.

       (ii) During the Applicable Period (defined below), the Plan shall provide each Participant with a written explanation of the Pre-Retirement Survivor Annuity. Such explanation shall contain comparable information as provided in the notice described in paragraph (b)(i). The "Applicable Period" shall mean whichever of the following periods ends last:

                  (A) The period beginning with the first Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year in which the Participant attains age 34;

                  (B) A reasonable period of time ending after the Employee becomes a Participant; or

                  (C) A reasonable period after Participant first becomes subject to Code Section 417.

                           However, if a Participant terminates his Employment prior to the attainment of age 35, the "Applicable Period" shall mean the one-year period immediately preceding and immediately following the Participant's Termination Date. If the Participant is subsequently re-hired on or after the attainment of age 35, the Participant shall receive a new explanation within the "Applicable Period" descried in the preceding paragraph.

      (iii) A married Participant may waive the Pre-Retirement Survivor Annuity by properly completing and filing a form with the Committee during the period beginning on the first day of the Plan Year during which the Participant attains age 35 and ending on the Participant's death. In addition, the married Participant may name a non-spouse Beneficiary to receive the death benefit. However, the married Participant's waiver of the Pre-Retirement Survivor Annuity shall be void unless the Participant's Spouse (after receipt of the explanation of the Pre-Retirement Survivor Annuity described in subparagraph (ii) above) consents in writing on a form provided by the Plan Administrator in the presence of a notary public or Plan representative to the Participant's waiver of the Pre-Retirement Survivor Annuity. The Spouse's consent must acknowledge the effect of such consent and must specifically state the non-spouse beneficiary, if any, selected by the Participant. However, if the Participant establishes to the satisfaction of the Plan Administrator that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, the Committee may treat the Participant's election as an election for which spousal consent was obtained. A Spouse's consent pursuant to this paragraph shall be irrevocable.

       (iv) If the Participant waives the Pre-Retirement Survivor Annuity (with spousal consent), the Participant's Account will be distributed to the Participant's Beneficiary as provided in
                  Section 8.05(b). A married Participant may revoke his waiver of the Pre-Retirement Survivor Annuity at any time prior to his death. Furthermore, the Participant's waiver shall cease to be valid upon the remarriage of the Participant following the death or divorce of the spouse giving the consent to the waiver of the Pre-Retirement Survivor Annuity. If the Participant revokes his waiver or if such election otherwise ceases to be valid, any death benefit payable to the Participant's Spouse shall be determined pursuant to subparagraph (i) above.

        (v) If a unmarried Participant dies prior to his Annuity Starting Date, the Participant's vested Account shall be distributed to the Beneficiary as provided in Section 8.05(b).

       (vi) If a Participant dies on or after his Annuity Starting Date, no death benefits will be paid under this Paragraph (c) or under Section 8.05. Instead, any death benefits will be determined in accordance with the distribution option selected by the Participant. The Beneficiary may elect to accelerate any death benefit into a lump sum by notifying the Committee within ninety days of the Participant's death on a form provided by the Committee for such purpose.



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